                                                                    EXHIBIT 10.8















                                 ALLERGAN, INC.

                                  PENSION PLAN





















RESTATED
2001



                                TABLE OF CONTENTS
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ARTICLE I
NAME AND EFFECTIVE DATE ................................................................    1

1.1           Plan Name ................................................................    1
1.2           Effective Date of 2001 Restated Plan .....................................    1
1.3           Plan Purpose .............................................................    1
1.4           Plan Intended to Qualify .................................................    1

ARTICLE II
DEFINITIONS ............................................................................    2

2.1           Accrued Benefit ..........................................................    2
2.2           Active Participant .......................................................    2
2.3           Actuarial Equivalent .....................................................    2
2.4           Affiliated Company .......................................................    2
2.5           Age ......................................................................    2
2.6           Annuity Starting Date ....................................................    2
2.7           Average Earnings .........................................................    2
2.8           Beneficiary ..............................................................    3
2.9           Benefit Year .............................................................    3
2.10          Board of Directors .......................................................    3
2.11          Code .....................................................................    3
2.12          Committee ................................................................    3
2.13          Company ..................................................................    3
2.14          Earnings .................................................................    3
2.15          Effective Date ...........................................................    4
2.16          Eligibility Computation Period ...........................................    4
2.17          Eligible Employee ........................................................    5
2.18          Eligible Retirement Plan .................................................    5
2.19          Eligible Rollover Distribution ...........................................    5
2.20          Employee .................................................................    6
2.21          Employment Commencement Date .............................................    6
2.22          ERISA ....................................................................    6
2.23          Fund .....................................................................    6
2.24          Highly Compensated Employee ..............................................    7
2.25          Hour of Service ..........................................................    7
2.26          Investment Manager .......................................................    7
2.27          Leased Employee ..........................................................    7
2.28          Normal Retirement Date ...................................................    8
2.29          Participant ..............................................................    8
2.30          Period of Severance ......................................................    8
2.31          Plan .....................................................................    8
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                                TABLE OF CONTENTS

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2.32          Plan Administrator .......................................................    8
2.33          Plan Year ................................................................    8
2.34          Primary Social Security Benefit ..........................................    8
2.35          Qualified Joint and Survivor Annuity .....................................    9
2.36          Reemployment Commencement date............................................    9
2.37          Severance ................................................................    9
2.38          Severance Date ...........................................................   10
2.39          Single Life Annuity ......................................................   10
2.40          SKB Plan .................................................................   10
2.41          Special Retirement Eligibility Date ......................................   10
2.42          Spin-Off Date ............................................................   10
2.43          Sponsor ..................................................................   10
2.44          Trust ....................................................................   11
2.45          Trustee ..................................................................   11
2.46          Vesting Year .............................................................   11

ARTICLE III
PARTICIPATION ..........................................................................   12

3.1           Participation as of Restatement Date .....................................   12
3.2           Other Eligible Employees .................................................   12

ARTICLE IV
ACCRUAL OF BENEFITS ....................................................................   13

4.1           Accrued Benefit Formula ..................................................   13
4.2           Minimum Accrued Benefit ..................................................   13
4.3           Accrued Benefit for Participants with Earnings in excess of $150,000
              prior to January 1, 1994 .................................................   13
4.4           Accrued Benefit for Participants Participating
              in the Voluntary Early Retirement Incentive Program ......................   14
4.5           Temporary Supplemental Monthly Benefit for Participants Participating
              in the Voluntary Early Retirement Incentive Program ......................   15

ARTICLE V
BENEFITS ...............................................................................   16

5.1           Normal Retirement ........................................................   16
5.2           Postponed Retirement .....................................................   16
5.3           Early Retirement .........................................................   16
5.4           Termination of Employment ................................................   18
5.5           Consent to Pension Payments ..............................................   19
5.6           Maximum Pension ..........................................................   19
5.7           Defined Benefit Fraction and Defined Contribution Fraction ...............   22
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                                TABLE OF CONTENTS

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5.8           Mandatory Commencement of Benefits .......................................   23
5.9           Reemployment .............................................................   24
5.10          Early Disability Retirement ..............................................   25
5.11          Other Disabled Participants ..............................................   25
5.12          Nonforfeitable Interest ..................................................   26
5.13          Compensation for Maximum Pension .........................................   26

ARTICLE VI
FORM OF PENSIONS .......................................................................   27

6.1           Unmarried Participants ...................................................   27
6.2           Married Participants .....................................................   27
6.3           Election of Optional Form of Benefit .....................................   27
6.4           Optional Forms of Benefit ................................................   28
6.5           Cash-Outs ................................................................   29

ARTICLE VII
PRE-RETIREMENT DEATH BENEFITS ..........................................................   30

7.1           Eligibility ..............................................................   30
7.2           Spousal Benefit ..........................................................   30
7.3           Alternative Death Benefit ................................................   31
7.4           Children's Survivor Benefit ..............................................   31
7.5           Waiver of Spousal Benefit ................................................   32

ARTICLE VIII
CONTRIBUTIONS...........................................................................   33

8.1           Company Contributions ....................................................   33
8.2           Source of Benefits .......................................................   33
8.3           Irrevocability ...........................................................   33

ARTICLE IX
ADMINISTRATION .........................................................................   34

9.1           Appointment of Committee .................................................   34
9.2           Transaction of Business ..................................................   34
9.3           Voting ...................................................................   34
9.4           Responsibility of Committee ..............................................   34
9.5           Committee Powers .........................................................   35
9.6           Additional Powers of Committee ...........................................   36
9.7           Periodic Review of Funding Policy ........................................   36
9.8           Claims Procedures ........................................................   36
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                                TABLE OF CONTENTS

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9.9           Appeals Procedures .......................................................   37
9.10          Limitation on Liability ..................................................   38
9.11          Indemnification and Insurance ............................................   38
9.12          Compensation of Committee and Plan Expenses ..............................   38
9.13          Resignation ..............................................................   38
9.14          Reliance Upon Documents and Opinions .....................................   38
9.15          Appointment of Investment Manager ........................................   39

ARTICLE X
AMENDMENT AND ADOPTION OF PLAN .........................................................   40

10.1          Right to Amend Plan ......................................................   40
10.2          Adoption of Plan by Affiliated Companies .................................   40

ARTICLE XI
TERMINATION AND MERGER .................................................................   41

11.1          Right to Terminate Plan ..................................................   41
11.2          Merger Restriction .......................................................   41
11.3          Effect on Trustee and Committee ..........................................   41
11.4          Effect of Reorganization, Transfer of Assets or Change in Control ........   41
11.5          Termination Restrictions .................................................   43

ARTICLE XII
TOP-HEAVY RULES ........................................................................   45

12.1          Applicability ............................................................   45
12.2          Definitions ..............................................................   45
12.3          Top-Heavy Status .........................................................   46
12.4          Minimum Benefit ..........................................................   48
12.5          Maximum Benefit ..........................................................   49
12.6          Minimum Vesting Rules ....................................................   49
12.7          Noneligible Employees ....................................................   50

ARTICLE XIII
RESTRICTION ON ASSIGNMENT OR OTHER ALIENATION OF PLAN BENEFITS .........................   51

13.1          General Restrictions Against Alienation ..................................   51
13.2          Qualified Domestic Relations Orders ......................................   51
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                                TABLE OF CONTENTS

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ARTICLE XIV
MISCELLANEOUS ..........................................................................   54

14.1          No Right of Employment Hereunder .........................................   54
14.2          Effect of Article Headings ...............................................   54
14.3          Limitation on Company Liability ..........................................   54
14.4          Interpretation ...........................................................   54
14.5          Withholding For Taxes ....................................................   54
14.6          California Law Controlling ...............................................   54
14.7          Plan and Trust as One Instrument .........................................   54
14.8          Invalid Provisions .......................................................   54
14.9          Counterparts .............................................................   54
14.10         Forfeitures ..............................................................   55
14.11         Facility of Payment ......................................................   55
14.12         Lapsed Benefits ..........................................................   55

APPENDIX A

APPENDIX B

                                 ALLERGAN, INC.
                                  PENSION PLAN

                                    ARTICLE I
                             NAME AND EFFECTIVE DATE

         1.1 Plan Name. This document, made and entered into by Allergan, Inc., a Delaware corporation ("Allergan") amends and restates in its entirety the "Allergan, Inc. Pension Plan (Restated 1996)" and incorporates the First, Second, Third, and Fourth Amendments made thereto, and shall be known hereafter as the "Allergan, Inc. Pension Plan (Restated 2001)."

         1.2 Effective Date of 2001 Restated Plan. The Effective Date of the Allergan, Inc. Pension Plan (Restated 2001), hereinafter referred to as the "Plan," shall be January 1, 1997; provided, however, the amendments made to the Plan to comply with the Economic Growth and Tax Relief Reconciliation Act of 2001 shall be effective January 1, 2002 unless otherwise specified in the Plan.

         1.3 Plan Purpose. The purpose of the Plan is to provide additional retirement income to Eligible Employees of Allergan, and any Affiliated Companies that are authorized by the Board of Directors of Allergan to participate in the Plan for their future economic security. The Plan is fully funded through Company contributions and the assets of the Plan shall be administered, distributed, forfeited and otherwise governed by the provisions of the Plan, which is to be administered by the Committee for the exclusive benefit of Participants in the Plan and their Beneficiaries.

         1.4 Plan Intended to Qualify. The Plan is an employee benefit plan that is intended to qualify under Code Section 401(a) as a qualified pension plan so as to assure that the trust created under the Plan is tax exempt pursuant to Code Section 501(a). The provisions of the Plan are intended to comply with all changes to the qualification requirements made by the Uruguay Round Agreements Act (GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000, including qualification requirements that are effective for Plan Years beginning on or after January 1, 1999 (collectively referred to as the "GUST Amendments"), and the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). It is further intended that the EGTRRA provisions of the Plan are to be regarded as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder.

                                   ARTICLE II
                                   DEFINITIONS

         2.1 Accrued Benefit. "Accrued Benefit" shall mean, for each Participant, the amount of pension accrued by him or her under Article IV as of the date of reference. An Accrued Benefit shall only be payable in accordance with Articles V and VII.

         2.2 Active Participant. "Active Participant" shall mean a Participant who is an Eligible Employee.

         2.3 Actuarial Equivalent. "Actuarial Equivalent" shall mean a benefit of equal actuarial value under the assumptions set forth in Appendix A.

         2.4 Affiliated Company. "Affiliated Company" shall mean (i) any corporation, other than the Sponsor, which is included in a controlled group of corporations (within the meaning of Code Section 414(b)) of which the Sponsor is a member, (ii) any trade or business, other than the Sponsor, which is under common control (within the meaning of Code Section 414(c)) with the Sponsor,
(iii) any entity or organization, other than the Sponsor, which is a member of an affiliated service group (within the meaning of Code Section 414(m)) of which the Sponsor is a member, and (iv) any entity or organization, other than the Sponsor, which is affiliated with the Sponsor under Code Section 414(o). An entity shall be an Affiliated Company pursuant to this Section only during the period of time in which such entity has the required relationship with the Sponsor under clauses (i), (ii), (iii) or (iv) of this Section after the Original Effective Date of the Plan.

         2.5 Age. "Age" shall mean a Participant's age at his or her most recent birthday.

         2.6 Annuity Starting Date. "Annuity Starting Date" shall mean the first day of the first period for which a Participant's pension is paid as an annuity or as any other optional form of benefit.

         2.7 Average Earnings. "Average Earnings" shall mean, for each Participant, 12 times the monthly average of his or her Earnings for the 60 consecutive months that yield the highest average. For purposes of this Section,
(i) nonconsecutive months interrupted only by months in which a Participant has no Earnings shall be treated as consecutive and (ii) unless the Sponsor expressly determines otherwise, and except as is expressly provided otherwise in the Plan or in resolutions of the Board of Directors, amounts paid to a Participant by a domestic Affiliated Company prior to the effective date on which it became an Affiliated Company (that would have been Earnings if paid by the Company) before he or she became a Participant shall be treated as Earnings but only to the extent such Earnings when added to the Earnings actually paid by the Company do not result in more than 60 consecutive months of Earnings. If a Participant does not have Earnings for 60 consecutive months, his or her Average Earnings shall be 12 times the monthly average of his or her Earnings. For periods beginning on or after April 1, 2000, a partial month of employment shall be taken into account only if doing so yields a higher monthly average.

         2.8 Beneficiary. "Beneficiary" or "Beneficiaries" shall mean the person or persons last designated by the Participant to receive the interest of a deceased Participant.

         2.9 Benefit Year. "Benefit Year" shall mean a credit used to measure a Participant's service in calculating his or her Accrued Benefit. Each Participant shall be credited with a number of Benefit Years equal to 1/365th of
(i) the aggregate number of days between his or her Employment Commencement Date (or Reemployment Commencement Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or Reemployment Commencement Date) and (ii) the aggregate number of days during a Period of Severance of less than 30 days but in each case, disregarding any day such Participant is not an Active Participant.

         2.10 Board of Directors. "Board of Directors" shall mean the Board of Directors of the Sponsor (or its delegate) as it may from time to time be constituted.

         2.11 Code. "Code" shall mean the Internal Revenue Code of 1986 and the regulations thereunder. Reference to a specific Code Section shall be deemed also to refer to any applicable regulations under that Section, and shall also include any comparable provisions of future legislation that amend, supplement or supersede that specific Section.

         2.12 Committee. "Committee" shall mean the committee to be appointed under the provisions of Section 9.1 to administer the Plan.

         2.13 Company. "Company" shall mean collectively the Sponsor and each Affiliated Company that adopts the Plan in accordance with Section 10.2.

         2.14     Earnings.  "Earnings" shall mean the following:


                  (a) Earnings shall include amounts paid during a Plan Year to an Employee by the Company for services rendered, including base earnings, commissions and similar incentive compensation, cost of living allowances earned within the United States of America, holiday pay, overtime earnings, pay received for election board duty, pay received for jury and witness duty, pay received for military service (annual training), pay received for being available for work, if required (call-in premium), shift differential and premium, sickness/accident related pay, vacation pay, vacation shift premium, and bonus amounts paid under the (i) Sales Bonus Program, (ii) Management Bonus Plan or Executive Bonus Plan, either in cash or in restricted stock, and (iii) group performance sharing payments, such as the "Partners for Success."

                  (b) Earnings shall include amounts of salary reduction elected by the Employee under a Code Section 401(k) cash or deferred arrangement or a Code Section 125 cafeteria plan, amounts deferred under the Executive Deferred Compensation Plan, and amounts paid to an Employee pursuant to a "split pay arrangement" between the Company and an Affiliated Company.

                  (c) Earnings shall not include business expense reimbursements; Company gifts or the value of Company gifts; Company stock related options and payments; employee referral awards; flexible compensation credits paid in cash; special overseas payments, allowances and adjustments including, but not limited to, pay for cost of living adjustments and differentials paid for service outside of the United States, expatriate reimbursement payments, and tax equalization payments; forms of imputed income; long-term disability pay; payment for loss of Company car; Company car allowance; payments for patents or for writing articles; relocation and moving expenses; retention and employment incentive payments; severance pay; long-term incentive awards, bonuses or payments; "Impact Award" payments; "Employee of the Year" payments; "Awards for Excellence" payments; special group incentive payments and individual recognition payments which are nonrecurring in nature; tuition reimbursement; and contributions by the Company under the Plan or distributions hereunder, any contributions or distributions pursuant to any other plan sponsored by the Company and qualified under Code Section 401(a) (other than contributions constituting salary reduction amounts elected by the Employee under a Code Section 401(k) cash or deferred arrangement), any payments under a health or welfare plan sponsored by the Company, or premiums paid by the Company under any insurance plan for the benefit of Employees.

                  (d) For periods beginning on or after April 1, 2001, if a Participant is an Employee at any time during a month, Earnings for that month shall be the Earnings actually paid to the Participant during such month. For periods prior to April 1, 2001, a Participant shall be deemed to have no Earnings in any month in which he or she is not an Employee for the entire month.

                  (f) Earnings shall not exceed $200,000 ($150,000 for Plan Years beginning prior to January 1, 2002), as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B), for purposes of determining all benefits provided under the Plan. Any cost-of-living adjustments in effect for a calendar year shall apply to the Plan Year beginning with or within such calendar year. For purposes of determining benefits provided under the Plan in a Plan Year beginning on or after January 1, 2002, Earnings for any prior Plan Year shall not exceed $200,000.

         2.15 Effective Date. "Effective Date" of this restated Plan shall mean January 1, 1997 except as provided herein or as otherwise required for the Plan to continue to maintain its qualified status under Code Section 401(a). The "Original Effective Date" of the Plan shall mean July 26, 1989.

         2.16 Eligibility Computation Period. "Eligibility Computation Period" shall mean a 365 day period used for determining whether an Employee is eligible to participate in the Plan. Each Employee shall be credited with (i) the aggregate number of days between each Employment Commencement Date (or Reemployment Commencement Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or

Reemployment Commencement Date) and (ii) the aggregate number of days during a Period of Severance of less than twelve months.

         2.17 Eligible Employee. "Eligible Employee" shall mean an Employee who is employed by the Company but not by a joint venture in which the Company is a joint venturer; provided, that an Employee with respect to whom retirement benefits have been the subject of good faith collective bargaining shall be an Eligible Employee only to the extent a collective bargaining agreement relating to him or her so provides. An Employee of the Company who is a Leased Employee or who is neither a United States citizen nor a United States resident shall not be an Eligible Employee. Notwithstanding the preceding sentence, for Plan Years beginning prior to January 1, 1996, an Eligible Employee shall not include a temporary employee classified as such by the Sponsor or an Affiliated Company.(1)

         2.18 Eligible Retirement Plan. "Eligible Retirement Plan" shall mean an individual retirement account or annuity described in Code Section 408(a) or 408(b) and a qualified retirement plan described in Code Section 401(a) or 403(a) that accepts Eligible Rollover Distributions. For Eligible Rollover Distributions made after December 31, 2001, an Eligible Retirement Plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan described in Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of an Eligible Rollover Distribution to a surviving spouse, or to a spouse or former spouse who is an Alternate Payee under a Qualified Domestic Relations Order (as defined in
Article XIII); except, however, the definition of Eligible Retirement Plan shall only mean an individual retirement account or annuity described in Code Section 408(a) or 408(b) in the case of an Eligible Rollover Distribution to a surviving spouse prior to January 1, 2002.

         2.19 Eligible Rollover Distribution. "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution shall not include:

                  (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

                  (b) any distribution to the extent such distribution is required under Code Section 401(a)(9);


----------
(1) Section 2.17 was amended by the Third Amendment to the Allergan, Inc. Pension Plan (Restated 1996) effective January 1, 1999 and is amended further by this 2001 Restatement as set forth above effective January 1, 2001.

                  (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

                  (d) any other distribution that is reasonably expected to total less than $200 during the year.

         For purposes of this Section, `Distributee' shall mean any Employee or former Employee receiving a distribution from the Plan. A Distributee also includes the Employee or former Employee's surviving spouse and the Employee or former Employee's spouse or former spouse who is an Alternate Payee under a Qualified Domestic Relations Order (as defined in Article XIII) with regard to the interest of the spouse or former spouse.

         2.20 Employee. "Employee" shall mean, for purposes of the Plan, a person who is employed by the Sponsor or an Affiliated Company, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contributions are made by the Sponsor or an Affiliated Company, except that such term shall not include (i) any individual who performs services for the Sponsor or an Affiliated Company and who is classified or paid as an independent contractor as determined by the payroll records of the Sponsor or Affiliated Company even if a court or administrative agency determines that such individual is a common-law employee and not an independent contractor and (ii) any individual who performs services for the Sponsor or an Affiliated Company pursuant to an agreement between the Sponsor or an Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee.(2)

         2.21 Employment Commencement Date. "Employment Commencement Date" shall mean the date on which an Employee is first credited with an Hour of Service for the Sponsor or an Affiliated Company. An Employee shall not, for the purpose of determining his or her Employment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which the entity became an Affiliated Company unless the Sponsor expressly determines otherwise, and except as is expressly provided otherwise in the Plan or in resolutions of the Board of Directors.

         2.22 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and the regulations thereunder. Reference to a specific ERISA Section shall be deemed also to refer to any applicable regulations under that Section, and shall also include any comparable provisions of future legislation that amend, supplement or supersede that specific Section.

         2.23 Fund. "Fund" shall mean the assets accumulated for purposes of the Plan.

----------
(2) Section 2.20 was amended by the First Amendment to the Allergan, Inc. Pension Plan (Restated 1996) effective October 1, 1997 and was amended further by the Third Amendment to the Allergan, Inc. Pension Plan (Restated 1996) effective January 1, 1999 and is amended further by this 2001 Restatement as set forth above effective January 1, 2001.

         2.24 Highly Compensated Employee. "Highly Compensated Employee" shall mean:

                  (a) An Employee who performed services for the Company during the Plan Year or preceding Plan Year and is a member of one or more of the following groups:

                           (i) Employees who at any time during the Plan Year or
                  preceding Plan Year are or were Five Percent Owners (as defined in Section 12.2).

                           (ii) Employees who received Compensation during the
                  preceding Plan Year from the Company in excess of $80,000 (as adjusted in such manner as permitted under Code Section 414(q)(1)).

                  (b) The term "Highly Compensated Employee" includes a Former Highly Compensated Employee. A Former Highly Compensated Employee is any Employee who was (i) a Highly Compensated Employee when he or she terminated employment with the Company or (ii) a Highly Compensated Employee at any time after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 shall be treated as a Former Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received Compensation in excess of $50,000 or was a Five Percent Owner (as defined in Section 12.2).

                  (c) For the purpose of this Section, the term "Compensation" means compensation as defined in Code Section 415(c)(3), as set forth in Section 5.13.

                  (d) For the purpose of this Section, the term "Company" shall mean the Sponsor and any Affiliated Company.

         The determination of who is a Highly Compensated Employee, including the determination of the Compensation that is considered, shall be made in accordance with Code Section 414(q) and applicable regulations to the extent permitted thereunder.

         2.25 Hour of Service. "Hour of Service" shall mean an hour for which an Employee is paid or entitled to payment for the performance of duties for the Sponsor and any Affiliated Company.

         2.26 Investment Manager. "Investment Manager" shall mean the one or more Investment Managers, if any, that are appointed pursuant to the provisions of Section 9.15 and who constitute investment managers under Section 3(38) of ERISA.

         2.27 Leased Employee. "Leased Employee" shall mean any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one (1) year, and such services are performed under the primary direction or control by recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient if Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce and such Leased Employee is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least ten (10) percent of compensation as defined under Code Section 415(c)(3); (ii) immediate participation; and (iii) full and immediate vesting.

         2.28 Normal Retirement Date. "Normal Retirement Date" shall mean the date a Participant attains age 65.

         2.29 Participant. "Participant" shall mean: (i) an Active Participant, or (ii) a former Active Participant who is eligible for an immediate or deferred benefit under Article V.

         2.30 Period of Severance. "Period of Severance" shall mean the period of time commencing on an Employee's Severance Date and ending on the Employee's subsequent Reemployment Commencement Date, if any.

         2.31 Plan. "Plan" shall mean the Allergan, Inc. Pension Plan described herein and as amended from time to time.

         2.32 Plan Administrator. "Plan Administrator" shall mean the administrator of the Plan within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be the Allergan Corporate Benefits Committee whose members are appointed by the Board of Directors pursuant to the provisions of
Section 9.1 to administer the Plan.

         2.33 Plan Year. "Plan Year" shall mean the calendar year. The Plan Year shall be the limitation year for purposes of computing limitations on contributions, benefits and allocations.

         2.34 Primary Social Security Benefit. "Primary Social Security Benefit" shall mean for purposes of determining a Participant's Accrued Benefit:

                  (a) for an Employee whose Severance occurs on or after the date he or she attains Age 62, the immediate benefit that is or would have been payable to him or her at Age 65 or his or her actual retirement, if earlier, under the Social Security Act (or foreign equivalent) as then in effect; or

                  (b) for an Employee whose Severance occurs prior to Age 62, the benefit that would be payable to him or her at Age 62 under the Social Security Act (or foreign equivalent) as in effect when he or she incurs a Severance, without adjustments for cost of living, projected on the assumption that for each month before Age 60, he or she continues to receive wages for Social Security purposes equal to one-twelfth of his or her Earnings for the calendar year preceding the year in which his or her Severance occurs, and that he or she shall receive no further wages for Social Security purposes after the later of Age 60 or his or her actual Severance.

         2.35 Qualified Joint and Survivor Annuity. "Qualified Joint and Survivor Annuity" shall mean the form of pension benefit described in this Section. Under a Qualified Joint and Survivor Annuity, monthly payments to the Participant shall begin on the date provided in Article V and continue until the last day of the month in which the Participant's death occurs. On the first day of the following month, monthly payments in an amount equal to 50% of the monthly payment to the Participant which is attributable to his or her Accrued Benefit shall begin to his or her surviving spouse but only if the spouse was married to the Participant on the date as of which payments to the Participant began. Payments to a surviving spouse under a Qualified Joint and Survivor Annuity shall end on the last day of the month in which the spouse's death occurs. The anticipated payments under a Qualified Joint and Survivor Annuity shall be the actuarial equivalent of a pension in the form of a Single Life Annuity in the amount set forth in Article V.

         2.36 Reemployment Commencement Date. "Reemployment Commencement Date" shall mean, in the case of an Employee who incurs a Severance and who is subsequently reemployed by the Sponsor or an Affiliated Company, the first day following the Severance on which the Employee is credited with an Hour of Service for the Sponsor or an Affiliated Company with respect to which he or she is compensated or entitled to compensation by the Sponsor or an Affiliated Company. An Employee shall not, for the purpose of determining his or her Reemployment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which the entity became an Affiliated Company unless the Sponsor shall expressly determine otherwise, and except as is expressly provided otherwise in the Plan or in resolutions of the Board of Directors.

         2.37 Severance. "Severance" shall mean the termination of an Employee's employment with the Sponsor or an Affiliated Company by reason of such Employee's death, retirement, resignation or discharge, or otherwise. For purposes of determining a Participant's Vesting Years and Benefit Years, such Participant shall not incur a Severance by reason of the following:

                  (a) absence due to service in the Armed Forces of the United States, if the Employee makes application to the Company for resumption of work with the Company, following discharge, within the time specified by then applicable law or absence due to qualified military service if so required by Code Section 414(u);

                  (b) absence resulting from temporary disability on account of illness or accident;

                  (c) absence while covered by a long term disability plan maintained by the Company that is prior to the earlier of (i) a Participant's Normal Retirement Date (or, if later, such date the Participant is no longer classified as an Eligible Employee as determined by the payroll records of the Sponsor or Affiliated Company or (ii) the date his or her pension under the Plan commences, provided that the Participant has at least five (5) Vesting Years as of the first date of such absence; or

                  (d) such other types of absence as the Company may determine by uniform policy.

         For the purposes of determining Vesting Years only, a Participant who does not have a nonforfeitable interest in his or her Accrued Benefit at the time he or she retires, resigns or is discharged shall not incur a Severance until the first date following the end of any period for which he or she receives severance pay if his or her interest in his or her Accrued Benefit would thereby become nonforfeitable.

         2.38 Severance Date. "Severance Date" shall mean, in the case of any Employee who incurs a Severance, the day on which such Employee is deemed to have incurred such Severance as determined in accordance with the provisions of
Section 2.37. In the case of any Employee who incurs a Severance as provided under Section 2.37 and who is entitled to a subsequent payment of compensation for reasons other than future services (e.g., as back pay for past services rendered or as payments in the nature of severance pay), the Severance Date of such Employee shall be as of the effective date of the Severance event (e.g., the date of his or her death, effective date of a resignation or discharge, etc.), and the subsequent payment of the aforementioned type of post-Severance compensation shall not operate to postpone the timing of the Severance Date for purposes of the Plan except as provided in Section 2.37.

         2.39 Single Life Annuity. "Single Life Annuity" shall mean the form of pension benefit described in this Section. Under a Single Life Annuity, monthly payments to the Participant shall begin on the date provided in Article V and continue until the last day of the month in which the Participant's death occurs.

         2.40 SKB Plan. "SKB Plan" shall mean the Retirement Plan for Employees of SmithKline Beckman Corporation.

         2.41 Special Retirement Eligibility Date. "Special Retirement Eligibility Date" shall mean the date a Participant attains age 62.

         2.42 Spin-Off Date. "Spin-Off Date" shall mean on or about July 26, 1989, SmithKline Beckman Corporation distributed the stock of the Sponsor to its shareholders, rendering Eligible Employees of the Company ineligible to participate in the SKB Plan. The liability for the accrued benefits of Eligible Employees under the SKB Plan and assets sufficient to satisfy applicable legal requirements were transferred to the Plan in November of 1989. The benefits which were previously provided by the SKB Plan for former employees of Company who terminated prior to the Spin-Off Date shall be paid under the Plan.

         2.43 Sponsor. "Sponsor" shall mean Allergan, Inc., a Delaware corporation, and any successor corporation or entity.

         2.44 Trust. "Trust" or" Trust Fund" shall mean the one or more trusts created for funding purposes under the Plan.

         2.45 Trustee. "Trustee" shall mean the individual or entity acting as a trustee of the Trust Fund.

         2.46 Vesting Year. "Vesting Year" shall mean a credit awarded as follows:

                  (a) In the case of any Employee who was employed by the Sponsor or an Affiliated Company at any time prior to the Original Effective Date, for the period prior to the Original Effective Date, such Employee shall be credited with that number of Vesting Years under this Plan equal to the number of Vesting Years (as that term is defined in the SKB Plan) credited to such Employee under the SKB Plan as of the Original Effective Date.

                  (b) In the case of any Employee who is employed by the Sponsor or an Affiliated Company on or after the Original Effective Date, an Employee shall be credited with a number of Vesting Years equal to 1/365th of (i) the aggregate number of days between each Employment Commencement Date (or Reemployment Commencement Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or Reemployment Commencement Date) and (ii) the aggregate number of days for any Period of Severance of less than twelve months. Solely for the purpose of determining an Employee's Vesting Years under this paragraph (b), in the case of an Employee who is employed by the Sponsor or an Affiliated Company on the Original Effective Date, that date shall be deemed to be an Employment Commencement Date of the Employee (with Vesting Years for the period prior to the Original Effective Date determined under paragraph (a) above).

                  (c) In the case of any Employee who is employed under Departments 120 through 130 at the Allergan Medical Optics - Lenoir facility, such Employee shall be credited with a number of Vesting Years equal to 1/365th of (i) the aggregate number of days between each Employment Commencement Date (or Reemployment Commencement Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or Reemployment Commencement Date) and
         (ii) the aggregate number of days for any Period of Severance of less than twelve months. Solely for the purpose of determining an Employee's Vesting Years under this paragraph (c), an Employee's Employment Commencement Date or Reemployment Commencement Date shall include dates prior to Allergan Medical Optics - Lenoir facility becoming an Affiliated Company.

                                   ARTICLE III
                                  PARTICIPATION

         3.1 Participation as of Restatement Date. Each Participant in the Plan on the day preceding the adoption date of this restated Plan shall continue as a Participant and each Active Participant in the Plan on the day preceding the adoption date of this restated Plan shall continue as an Active Participant so long as he or she is an Eligible Employee.

         3.2 Other Eligible Employees. Any other Employee who is not an Active Participant in the Plan pursuant to Section 3.1 above shall become an Active Participant in the Plan on the later of: (i) the date the Employee completes his or her Eligibility Computation Period or (ii) the date the Employee becomes an Eligible Employee and, shall continue as an Active Participant so long as he or she is an Eligible Employee.

                                   ARTICLE IV
                               ACCRUAL OF BENEFITS

         4.1 Accrued Benefit Formula. Each Participant shall have an Accrued Benefit equal to one-twelfth (1/12) of the sum of:

                  (a) 1.23% of his or her Average Earnings not in excess of Covered Compensation multiplied by the number of his or her Benefit Years to a maximum of 35 Benefit Years; plus

                  (b) 1.73% of his or her Average Earnings in excess of Covered Compensation multiplied by the number of his or her Benefit Years to a maximum of 35 Benefit Years; plus

                  (c) .50% of his or her Average Earnings multiplied by the number of his or her Benefit Years in excess of 35 Benefit Years.

         For purposes of this Section, "Covered Compensation" is the average (without indexing) of the social security wage bases in effect for each calendar year during the 35-year period ending with the calendar year in which the Participant attains (or will attain) the social security retirement age as defined in Code Section 415(b)(8). In determining a Participant's Covered Compensation for a Plan Year, it is assumed that the social security wage base in effect at the beginning of the Plan Year will remain the same for all future calendar years."

         4.2 Minimum Accrued Benefit. Notwithstanding any other provision of the Plan, under no circumstances shall any Participant's Accrued Benefit under the Plan be less than the amount of his or her accrued benefit under the SKB Plan as of the Spin-Off Date under the terms of the SKB Plan in effect as of that date, including any amendments made to the SKB Plan which are effective on the Spin-Off Date, notwithstanding the fact that they may have been adopted after such date.

         4.3 Accrued Benefit for Participants with Earnings in excess of $150,000 prior to January 1, 1994. The Accrued Benefit of a "Section 401(a)(17) Employee" shall be the greater of:

                  (a) The Section 401(a)(17) Employee's Accrued Benefit determined under the benefit formula in effect on or after January 1, 1994 taking into account all Benefit Years of the Section 401(a)(17) Employee; or

                  (b) the sum of:

                           (i) the Section 401(a)(17) Employee's Accrued Benefit
                  determined as of December 31, 1993 frozen in accordance with
                  Section 1.401(a)(4)-13 of the Treasury Regulations; and

                           (ii) the Section 401(a)(17) Employee's Accrued
                  Benefit determined under the benefit formula applicable for Plan Years beginning on or after January 1, 1994 taking into account only those Benefit Years of the Section 401(a)(17) Employee credited on or after January 1, 1994; or

                  (c) the sum of:

                           (i) the Employee's Accrued Benefit determined as of
                  December 31, 1988 under the SKB Plan and frozen in accordance with Section 1.401(a)(4)-13 of the Treasury Regulations; and

                           (ii) the Section 401(a)(17) Employee's Accrued
                  Benefit determined under the benefit formula applicable for Plan Years beginning on or after January 1, 1989 taking into account only those Benefit Years of the Section 401(a)(17) Employee credited on or after January 1, 1989 and before January 1, 1994; and

                           (iii) the Section 401(a)(17) Employee's Accrued
                  Benefit determined under the benefit formula applicable for Plan Years beginning on or after January 1, 1994 taking into account only those Benefit Years of the Section 401(a)(17) Employee credited on or after January 1, 1994.

         For purposes of this Section, a "Section 401(a)(17) Employee" means a Participant whose current Accrued Benefit as of January 1, 1994 is based on Earnings in excess of $150,000.

         4.4 Accrued Benefit for Participants Participating in the Voluntary Early Retirement Incentive Program ("VERI"). The Accrued Benefit of a "VERI Employee" shall be determined as follows:

                  (a) For the purpose of calculating the Accrued Benefit of a VERI Employee under Section 4.1, a VERI Employee shall be credited with five (5) Benefit Years in addition to the number of Benefit Years credited under Section 2.9.

                  (b) The early retirement reduction factors of Sections 5.3(a) and 5.3(b) shall not apply to reduce the monthly pension derived from the Accrued Benefit of a VERI Employee.

         For purposes of this Section 4.4 and Section 4.5 below, a "VERI Employee" means a Participant who has elected by August 31, 1998 (or such later date as approved by the Sponsor but in no event later than September 30, 1998) to participate in the Voluntary Early Retirement Incentive program offered by the Sponsor.(3)


----------
(3) Section 4.4 was added by the Second Amendment to the Allergan, Inc. Pension Plan (Restated 1996) and is amended further by this 2001 Restatement as set forth above effective January 1, 2001.

         4.5 Temporary Supplemental Monthly Benefit for Participants Participating in the Voluntary Early Retirement Incentive Program. In addition to his or her Accrued Benefit, a VERI Employee shall receive a temporary supplemental monthly pension determined as follows:

                  (a) A VERI Employee who is unmarried when his or her monthly pension payments begin shall receive a temporary supplemental monthly pension following the month in which his or her retirement occurs and continuing until the earlier of (i) the month in which the VERI Employee attains age 62 or (ii) the month in which the VERI Employee dies. The amount of the temporary supplemental monthly pension shall be determined in accordance with the following Table:

        Age at                             Amount of
    December 31, 1998             Supplemental Monthly Pension
    -----------------             ----------------------------
        60-61                              $500.00
        55-59                              $400.00
        50-54                              $300.00

                  (b) A VERI Employee who is married when his or her monthly pension payments begin shall receive a temporary supplemental monthly pension following the month in which his or her retirement occurs and continuing until the earlier of (i) the month in which the VERI Employee attain age 62 or (ii) the month in which the VERI Employee dies unless the VERI Employee elects to receive his or her monthly pension in the form of (i) a contingent beneficiary option, (ii) a guaranteed payment option, or (iii) a level income option as described in Section 6.4. In such case, if the married VERI Employee dies before reaching age 62, his or her temporary supplemental monthly pension shall be paid to his or her spouse, if living, and shall continue until the month in which the VERI Employee would have attained age 62. The amount of the temporary supplemental monthly pension shall be determined in accordance with the Table set forth in subsection (a) above.(4)


----------
(4) Section 4.5 was added by the Second Amendment to the Allergan, Inc. Pension Plan (Restated 1996) and is amended further by this 2001 Restatement as set forth above effective January 1, 2001.

                                    ARTICLE V
                                    BENEFITS

         5.1 Normal Retirement. If a Participant incurs a Severance on account of retirement on or between the Special Retirement Eligibility Date and the Normal Retirement Date, he or she shall be entitled to a monthly pension that begins as of the first day of the month coincident with or next following his or her Severance Date which is equal to his or her Accrued Benefit.

         5.2 Postponed Retirement. If a Participant incurs a Severance on account of retirement after attaining the Normal Retirement Date, he or she shall be entitled to a monthly pension that begins as of the first day of the month coincident with or next following his or her Severance Date which is equal to his or her Accrued Benefit determined as of the Normal Retirement Date increased by the greater of (i) any additional benefit accruals provided under
Article IV after the Normal Retirement Date, or (ii) an actuarial adjustment to take into account a delay in the payment of the Participant's Accrued Benefit using the actuarial assumptions set forth in Appendix A for determining actuarial equivalence. The foregoing provisions of this Section 5.2 shall be interpreted and applied in accordance with the provisions of Proposed Treasury Regulation Section 1.411(b)-2(b)(4)(iii) or the corresponding provision of any subsequently adopted final regulations.

         5.3 Early Retirement. A Participant shall be eligible for Early Retirement as set forth below:


                  (a) If a Participant who has at least five (5) Vesting Years and whose age is at least 55 incurs a Severance on account of retirement, he or she shall be eligible for Early Retirement as set forth in this paragraph (a):

                           (i) Such Participant shall be entitled to a monthly
                  pension that begins as of the first day of the month coincident with or next following his or her Severance Date or, at his or her election, a monthly pension that begins as of the first day of any subsequent month not later than the Normal Retirement Date.

                           (ii) Such Participant's monthly pension shall be
                  equal to his or her Accrued Benefit but reduced in accordance with the following Table, with the percentage for a fractional part of a year of age being prorated on the basis of a number of full months.

                            % of Normal Pension                             % of Normal Pension
   Age When Payments           Computed Under        Age When Payments         Computed Under
         Begin                   Article IV                Begin                 Article IV
   -----------------        -------------------      -----------------      -------------------
          61                         94                      57                      70
          60                         88                      56                      64
          59                         82                      55                      58
          58                         76

                  (b) If a Participant who was a Participant on June 26, 1990, and who has at least five (5) Vesting Years, and whose age plus Benefit Years sum to at least 55 incurs a Severance on account of retirement, he or she shall be eligible for Early Retirement as set forth in this paragraph (b):

                           (i) Such Participant shall be entitled to a monthly
                  pension that begins as of the first day of the month coincident with or next following his or her Severance Date or, at his or her election, a monthly pension that begins as of the first day of any subsequent month not later than the Normal Retirement Date.

                           (ii) Such Participant's monthly pension shall be
                  equal to his or her Accrued Benefit determined as of June 26, 1990, as set forth under the formula contained in Appendix B, but reduced in accordance with the following Table, with the percentage for a fractional part of a year of age being prorated on the basis of a number of full months.


                             % of Normal Pension                             % of Normal Pension
    Age When Payments           Computed Under        Age When Payments        Computed Under
          Begin                   Article IV                Begin                 Article IV
    -----------------        -------------------      -----------------      -------------------

            61                         94                      48                      36
            60                         88                      47                      34
            59                         82                      46                      32
            58                         76                      45                      30
            57                         70                      44                      28
            56                         64                      43                      27
            55                         58                      42                      26
            54                         52                      41                      25
            53                         46                      40                      24
            52                         44                      39                      23
            51                         42                      38                      22
            50                         40                      37                      21
            49                         38

                           Provided, that the above percentages shall be
                  increased by 1% to a maximum of 10% for each of the Participant's Benefit Years in excess of 20, with the percentage for a fractional part of a Benefit Year being prorated on the basis of the number of full months. In no event, however, shall a percentage be increased above 100%.

                           (iii) Notwithstanding subparagraph (ii) above, (1) if
                  the Participant is age 55 or older when payments begin, the Participant shall receive a total monthly pension which is the greater of the amount determined under paragraph (a)(ii) or paragraph (b)(ii) above, and (2) if the Participant is less than age 55 when benefit payments begin, the Participant shall receive a monthly pension which is determined under paragraph (b)(ii) plus an additional monthly pension commencing at age 55 which is actuarially equivalent to the excess, if any, of the actuarial equivalent value of the monthly pension under paragraph
                  (a)(ii) determined at age 55 over the actuarial equivalent value of the monthly pension under paragraph (b)(ii) determined at age 55.

                  (c) A Participant who has elected by August 31, 1998 (or such later date as approved by the Sponsor but in no event later than September 30, 1998) to participate in the Voluntary Early Retirement Incentive program offered by the Sponsor shall be entitled to a monthly pension that begins as of the first day of the month coincident with or next following his or her Severance Date or, at his or her election, a monthly pension that begins as of the first day of any subsequent month not later than the Normal Retirement Date.(5)

                  (d) If a Participant incurs a Severance and retires under this Section, and his or her monthly pension begins after the first day of the month coincident with or next following the Special Retirement Eligibility Date, such Participant shall be entitled to the monthly pension payments he or she would have received had his or her pension began as of the first day of the month following the Special Retirement Eligibility Date.

         5.4      Termination of Employment.


                  (a) If a Participant who has at least five (5) Vesting Years incurs a Severance for any reason other than death and is not eligible to retire under Section 5.3, he or she shall be entitled to a monthly pension that begins on the first day of the month coincident with or next following the date he or she attains age 55, or at his or her election, a monthly pension that begins as of the first day of any subsequent month not later than the Normal Retirement Date. In the event a Participant elects that his or her monthly pension begin prior to the Special Retirement Eligibility Date, the amount of his or her monthly pension shall be determined as provided in Section 5.3(a).

                  (b) If a Participant who has at least five (5) Vesting Years incurs a Severance for any reason other than death and is not eligible to retire under Section 5.3 but was a Participant on June 26, 1990, he or she shall be entitled to a monthly pension that begins on the first day of the month coincident with or next following the date his or her Age and Benefit Years total 55 years, or at his or her election, a monthly pension that begins as of the first day of any subsequent month not later than the Normal Retirement Date. In the event a Participant elects that his or her monthly pension begin prior to the Special Retirement Eligibility Date, the amount of his or her monthly pension shall be determined as provided in Section 5.3(b).

----------
(5) Subsection (c) was added to Section 5.3 by the Second Amendment to the Allergan, Inc. Pension Plan (Restated 1996) and is amended by this 2001 Restatement as set forth above effective January 1, 2001.

                  (c) If a Participant incurs a Severance and is entitled to a monthly pension under this Section, and his or her monthly pension begins after the first day of the month coincident with or next following the Special Retirement Eligibility Date, such Participant shall be entitled to the monthly pension payments he or she would have received had his or her pension began as of the first day of the month following the Special Retirement Eligibility Date.

         5.5 Consent to Pension Payments . If the lump sum Actuarial Equivalent of a Participant's pension exceeds $5,000 ($3,500 for the 1997 Plan Year), the Participant and, if applicable, the Participant's spouse must consent to the payment or commencement of the Participant's pension prior to the Normal Retirement Date in accordance with the following rules:

                  (a) The consent of the Participant shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. No such consent shall be effective with respect to a married Participant unless the Participant's spouse consents thereto in writing. Spousal consent shall not be required if a married Participant elects a joint and survivor option providing for payment of at least 50% of his or her annuity to his or her surviving spouse or the Sponsor determines there is no spouse or the spouse cannot be located. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent the payment or commencement of the Participant's pension is required to begin under Section 5.8.

                  (b) Each Participant shall receive in written nontechnical language a notice which shall include a general description of the material features, and an explanation of the relative values of, the available optional forms of benefit. Such notice shall be furnished to the Participant no less than 30 days and no more than 90 days prior to the Participant's Annuity Starting Date; provided, however, the Participant's pension may be paid or commence less than 30 days after such notice is furnished if the notice clearly informs the Participant that he or she has at least 30 days after receiving the notice to consider the decision of whether or not to elect the commencement of his or her pension (and, if applicable, an optional form of benefit), and the Participant, after receiving the notice, affirmatively elects to commence his or her pension.

         5.6 Maximum Pension. The largest aggregate annual pension that may be paid to any Participant in any Plan Year under the Plan shall be determined as follows:

                  (a) Subject to paragraphs (b) through (d), the largest aggregate annual pension that may be paid to any Participant in any Plan Year, when added to the pension under any other qualified defined benefit plan maintained by the Sponsor or any Affiliated Company, shall not exceed the lesser of:

                           (i) The Defined Benefit Dollar Limitation of $160,000
                  ($90,000 for Plan Years prior to the 2002 Limitation Year), multiplied by a fraction the numerator of which is the number of the Participant's years of participation (or a part thereof) in the Plan or, up to the Spin-Off Date in the SKB Plan or in the

                  Beckman Instruments, Inc. Pension Plan, not in excess of ten, and the denominator of which is ten; or

                           (ii) The Defined Benefit Compensation Limitation of
                  100% of the Participant's average annual total cash remuneration from the Company in the thirty-six consecutive months which yield the highest average, multiplied by a fraction the numerator of which is the number of the Participant's Vesting Years (or a part thereof) not in excess of ten and the denominator of which is ten.

                  Benefit increases resulting from the increase in the Defined Benefit Dollar Limitation and the Defined Benefit Compensation Limitation under the Economic Growth and Tax Relief Reconciliation Act of 2001 shall apply to all Employees participating in the Plan who have one (1) Hour of Service on or after January 1, 2002.

         (b) The limitations set forth in this Section 5.6 shall be determined as provided below:

                           (i) The Defined Benefit Dollar Limitation shall
                  automatically be adjusted annually for increases in the cost of living as provided in Code Section 415(d). The adjusted limitation shall be effective as of January 1st of each calendar year and shall be applicable to Limitation Years ending with or within that calendar year. Such new limitation is incorporated herein by this reference and shall be substituted for the Defined Benefit Dollar Limitation set forth in paragraph (a) above.

                           (ii) "Cash remuneration" shall mean "compensation" as
                  defined in Section 5.13.

                           (iii) For purposes of this Section, a Participant's
                  pension shall be measured as a Single Life Annuity or Qualified Joint and Survivor Annuity. A pension benefit shall be treated as a Qualified Joint and Survivor Annuity if it meets all of the requirements as defined in Section 2.35 except that the periodic payments to the spouse may be equal to or greater than 50%, but not more than 100%, of those to the Participant.

                           (iv) A benefit payable in a form other than a Single
                  Life Annuity or Qualified Joint and Survivor Annuity described in subparagraph (iii) above shall be adjusted to the Actuarial Equivalent of a Straight Life Annuity before applying the limitations of this Section. Effective for Limitation Years commencing on or after January 1, 1995, Actuarial Equivalent for the form of benefit shall be determined using (1) the interest rate and mortality table specified in Appendix A or
                  (2) 5% interest (or for lump sums or other benefits subject to Code Section 417(e)(3), the applicable interest rate under Code Section 415(b)(2)(E)(ii) as determined as provided in Appendix A) and the applicable mortality table under Code
                  Section 415(b)(2)(E)(v), whichever produces the greater Actuarial Equivalent value.

                           (v) In addition to other limitations set forth in the
                  Plan and notwithstanding any other provisions of the Plan, the accrued benefit, including the right to any optional benefits provided in the Plan (and all other defined benefit plans required to be aggregated with this Plan under the provisions of Code Section 415) shall not increase to an amount in excess of the amount permitted under Code Section 415 at any time.

                  (c) For Limitation Years beginning on or after January 1, 2002, the Defined Benefit Dollar Limitation for any Participant shall be adjusted as follows:

                           (i) If a Participant's pension begins prior to age
                  62, the Defined Benefit Dollar Limitation applicable to the Participant at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at the earlier age that is the actuarial equivalent of the Defined Benefit Dollar Limitation applicable to the Participant at age 62 (as adjusted under paragraph (a) above, if required). The Defined Benefit Dollar Limitation applicable at an age prior to age 62 is determined as the lesser of (1) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the factors specified in Section 5.3 or (2) the actuarial equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5 percent interest rate and the applicable mortality table specified in Appendix A to the Plan. Any decrease in the Defined Benefit Dollar Limitation determined in accordance with this paragraph (c) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

                           (ii) If a Participant's pension begins after age 65,
                  the Defined Benefit Dollar Limitation applicable to the Participant at such later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the defined benefit dollar limitation applicable to the Participant at age 65 (as adjusted under paragraph (a) above, if required). The actuarial equivalent of the Defined Benefit Dollar Limitation applicable at an age after age 65 is determined as (1) the lesser of the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the interest rate and mortality table specified in Appendix A to the Plan or (2) the actuarial equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5 percent interest rate assumption and the applicable mortality table specified in Appendix A to the Plan. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.

                           (d) For Limitation Years beginning prior to January
                  1, 2002, the Defined Benefit Dollar Limitation for any Participant shall be adjusted if a Participant's pension begins before or after he or she attains his or her Social Security Retirement Age. In such case, the Defined Benefit Dollar Limitation shall be adjusted to its Actuarial Equivalent beginning at the Participant's Social Security Retirement Age; except that if his or her pension begins before he or she attains his or her Social Security Retirement Age, but after he or she attains age 62, the Defined Benefit Dollar Limitation shall be reduced by 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month by which the Participant's benefit commencement date precedes his or her Social Security Retirement Age. The Defined Benefit Dollar Limitation applicable at an age prior to age 62 is determined as the lesser of (1) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the factors specified in Section 5.3 or (2) the actuarial equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a 5 percent interest rate and the applicable mortality table specified in Appendix A to the Plan. The interest rate used to determine the Actuarial Equivalent shall be the rate stated in the Plan, but shall be 5% if the pension begins after the Social Security Retirement Age. For purposes of this Section and Section 5.7, "Social Security Retirement Age" means (i) for any Participant born before January 1, 1938, Age 65, (ii) for any Participant born after December 31, 1937 but before January 1, 1955, Age 66, or (iii) for any other Participant, Age 67. A Participant's pension shall be measured as a Single Life Annuity beginning at his or her Social Security Retirement Age.

         5.7 Defined Benefit Fraction and Defined Contribution Fraction. For Plan Years beginning prior to the 2000 Plan Year, the largest aggregate annual pension that may be paid to any Participant in any Plan Year under the Plan shall not, when added to the pension under any other qualified defined benefit plan maintained by the Sponsor or any Affiliated Company, exceed the lesser of the dollar limitation described in Section 5.6 or the amount that would cause the sum of a Participant's Defined Benefit Fraction and Defined Contribution Fraction for the Plan Year in which the Participant's Severance occurs to equal
1.0. To the extent the sum of a Participant's Defined Benefit Fraction and Defined Contribution Fraction exceeds 1.0, adjustments shall be made first by reducing the Participant's benefit under any defined benefit plan maintained by the Sponsor or an Affiliated Company.

                  (a) A Participant's Defined Benefit Fraction for a given Plan Year is a fraction, the numerator of which is his or her projected annual benefit for the Plan Year and the denominator of which is the lesser of (i) 1.25 multiplied by $90,000, adjusted to reflect commencement before or after Social Security Retirement Age, or (ii)
         1.4 multiplied by 100% of his or her average annual total cash remuneration from the Sponsor or any Affiliated Company in the thirty-six consecutive months which yield the highest average.

                  (b) A Participant's Defined Contribution Fraction for a given Plan Year is a fraction, the numerator of which is the sum of his or her annual additions for all calendar years and the denominator of which is the sum of his or her maximum aggregate amounts for all calendar years in which he or she is an Employee. A Participant's maximum aggregate amounts for any Plan Year shall equal the lesser of
         1.25 multiplied by the dollar limitation for such Plan Year or 1.4 multiplied by the percentage limitation for such Plan Year.

                  (c) The annual addition to a Participant's account for any year is the sum, determined with respect to all defined contribution plans maintained by the Sponsor or an

         Affiliated Company (including any voluntary contributions feature of any defined benefit plan thereof), of:

                           (i) Company contributions and forfeitures allocated
                  to the Participant's account;

                           (ii) For Plan Years beginning after December 31,
                  1986, the amount of the Participant's contributions; for Plan Years beginning before January 1, 1987, the lesser of:

                                    (A) 50% of his or her contributions; or

                                    (B) For each calendar year after 1975 the
                           amount by which the Participant's contributions exceed 6% of his or her cash remuneration; for each calendar year before 1976 during which he or she was a Participant, the excess of the aggregate amount of his or her contributions for all such years over 10% of his or her aggregate cash remuneration from the Sponsor or an Affiliated Company for all such years, multiplied by a fraction the numerator of which is one and the denominator of which is the number of such years.

                           (iii) Amounts allocated after March 31, 1984 to an
                  individual medical account (as defined in Code Section 415(l)(2)) that is part of a pension or annuity plan maintained by the Sponsor or an Affiliated Company;

                           (iv) Amounts derived from contributions paid or
                  accrued after December 31, 1985, in taxable years ending after such date, that are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Sponsor or an Affiliated Company; and

                           (v) allocations under a simplified employee pension.

         5.8 Mandatory Commencement of Benefits.


                  (a) A Participant's pension shall begin no later than sixty days after the close of the Plan Year in which falls the later of his or her attainment of the Normal Retirement Date or the date he or she incurs a Severance.

                  (b) In the case of an Active Participant, payment shall begin no later than an Active Participant's required beginning date determined under the rules of subparagraphs (i) or (ii) below:

                           (i) Active Participants attaining age 70-1/2 prior to
                  1999: The required beginning date of an Active Participant who attains age 70-1/2 prior to 1999 shall be April 1 of the calendar year immediately following the year in which the Active Participant attains age 70-1/2; provided, however, that an Active Participant, other than an Active Participant who is a Five Percent Owner (as defined in Section 12.2), who attains age 70-1/2 in 1996, 1997, or 1998 may elect to defer the required beginning date until the first day of the month coincident with or next following his or her Severance Date.

                           (ii) Active Participants attaining age 70-1/2 after
                  1998: The required beginning date of an Active Participant who attains age 70-1/2 after 1998 shall be the first day of the month coincident with or next following his or her Severance Date; provided, however, if such Active Participant is a Five Percent Owner (as defined in Section 12.2) with respect to the Plan Year ending in the calendar year in which such Participant attains age 70-1/2, the required beginning date shall be April 1 of the calendar year immediately following the year in which such Active Participant attains age 70-1/2.(6)

         5.9 Reemployment. If a Participant who is receiving benefits again becomes an Eligible Employee, his or her pension shall be subject to the following rules:

                  (a) If the Participant has not reached the Normal Retirement Date, his or her pension shall be suspended and recomputed upon his or her Severance Date.

                  (b) If the Participant has reached the Normal Retirement Date, for each calendar month or for each four or five week payroll period ending in a calendar month during which the Participant either completes 40 or more Hours of Service (counting each day of employment in a position designated by the Company as full time as five (5) Hours of Service), or receives payment for any such Hours of Service performed on each of eight or more days or separate work shifts in such month or payroll period, no pension payment shall be made, and no adjustment to the Participant's pension shall be made on account of such non-payment. No payment shall be withheld pursuant to this paragraph (b) until the Participant is notified by personal delivery or first class mail during the first calendar month or payroll period in which payments are suspended that his benefits are suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a general description of the Plan provisions relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations. In addition, the suspension notification shall inform the Participant of the Plan's procedures for affording a review of the suspension of benefits.


----------

(6) Section 5.8 was amended by the First Amendment to the Allergan, Inc. Pension Plan (Restated 1996) effective January 1, 1997 and is amended further by this 2001 Restatement as set forth above effective January 1, 2001.

                  (c) A Participant described in paragraphs (a) or (b), above, shall be eligible to receive credit for additional Benefit Years for any period of reemployment (as an Eligible Employee). The pension of such Participant shall be reduced by the Actuarial Equivalent of any payment received by the Participant under the Plan prior to his or her attainment of the Special Retirement Eligibility Date, or, if earlier, the first day on which he or she would have been entitled to 100% of his or her Accrued Benefit under Section 5.3(b) (if on his or her prior Severance Date he or she had deferred his or her benefit until that date).

         5.10 Early Disability Retirement. An Active Participant who is not covered under a long term disability plan maintained by the Company, who has at least five (5) Vesting Years, and who becomes totally and permanently disabled shall be retired with an immediate pension beginning as of the date of determination of such disability by the Company equal to 18% of the Employee's Average Earnings plus .8% of such compensation for each Benefit Year in excess of 10, unless he or she would receive a greater benefit under any other provision of the Plan. Total and permanent disability means a medically determinable physical or mental impairment of a potentially permanent character which prevents an Employee from engaging in any substantial, gainful activity and may, in the discretion of the Sponsor, include any disability for which he or she receives a benefit under the Federal Social Security Act. The Sponsor shall have the right to defer such determination until the appropriate state or federal agency shall have made a finding that the Employee is suffering from a disability as defined in the Federal Social Security Act. The Employee may be required, as a condition of continued receipt of the disability pension, to furnish the Sponsor once during each calendar year proof satisfactory to the Sponsor of continuance of his or her total and permanent disability.

         5.11 Other Disabled Participants. An Active Participant who is covered under a long term disability plan maintained by the Company, who has at least five (5) Vesting Years, and who becomes eligible for benefits under such plan, shall be eligible to accrue Benefit Years pursuant to this Section for the duration of his or her disability until the earlier of (i) the later of his or her Normal Retirement Date or Severance Date or (ii) the date he or she commences to receive a pension under the Plan. The following rules shall apply to benefit accruals under this Section:

                  (a) The Employee's Average Earnings during his or her disability shall be deemed to be his or her Average Earnings calculated at the time his or her disability commenced.

                  (b) The Employee's Primary Social Security Benefit shall be as defined in Article II and the Employee's Covered Compensation as defined in Section 4.1 shall be determined as of the year for which he or she is credited with his or her final Benefit Year.

                  (c) In addition, an Active Participant described in this Section who met the requirements for early retirement at the time his or her disability commenced shall be entitled to the survivor income benefit described in Section 7.1 until the date he or she commences to receive a pension under the Plan.

         5.12 Nonforfeitable Interest. Notwithstanding any other provision in the Plan to the contrary, a Participant shall have a nonforfeitable interest in his or her Accrued Benefit upon reaching the Normal Retirement Date, or if earlier, upon being credited with five (5) or more Vesting Years. In addition, a Participant shall have a nonforfeitable interest in his or her Accrued Benefit upon reaching the Special Retirement Eligibility Date or if later, upon being credited with one (1) Vesting Year.

         5.13 Compensation for Maximum Pension. For purposes of Sections 5.6 and 5.7, Compensation shall mean a Participant's earned income, wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company maintaining the Plan and shall be determined as described below:

                  (a) Compensation shall include to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespeople, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Regulation 1.62-2(c)).

                  (b) Compensation shall include any elective deferral as defined in Code Section 402(g)(3), any amount which is contributed or deferred by the Company at the election of the Employee that is excludable from an Employee's gross income under Code Sections 125 or 457 and, for Plan Years beginning on or after January 1, 1998, any elective amount that is excludable from an Employee's gross income under Code Section 132(f)(4).

                  (c) Compensation shall not include (i) any employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, (ii) any distributions from a plan of deferred compensation, (iii) any amounts realized from the exercise of a non-qualified stock option or when restricted stock or property held by the Employee becomes either freely transferable or is no longer subject to a substantial risk of forfeiture under Code Section 83 if such option, stock, or property was granted to the Employee by the Company,
         (iv) any amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option, (v) any contribution for medical benefits (within the meaning of Code Section 419(f)(2) after termination of employment which is otherwise treated as an annual addition, and (vi) any amount otherwise treated as an annual addition under Code Section 415(l)(1).

                  (d) Notwithstanding anything in the Plan to the contrary, Compensation shall be determined in accordance with Code Section 415(c)(3) as in effect for Plan Years beginning prior to January 1, 1998 where required by applicable law.

                                   ARTICLE VI
                                FORM OF PENSIONS

         6.1 Unmarried Participants. The pension of a Participant who is unmarried when payments begin shall be paid as a Single Life Annuity unless he or she elects an optional form of benefit under Section 6.3 or receives a lump sum distribution under Section 6.5.

         6.2 Married Participants. The pension of a Participant who is married when payments begin shall be paid as a Qualified Joint and Survivor Annuity, unless he or she elects an optional form of benefit under Section 6.3 or receives a lump sum distribution under Section 6.5.

         6.3 Election of Optional Form of Benefit. A Participant may waive the Single Life Annuity or, in the case of a married Participant, the Qualified Joint and Survivor Annuity and elect any optional form of benefit described in
Section 6.4 in accordance with the following rules:

                  (a) The election shall be made in writing in a manner prescribed by the Committee on a form that clearly states that the Participant is electing to receive his or her pension other than as a Single Life Annuity or, in the case of a married Participant, his or her pension other than as a Qualified Joint and Survivor Annuity. No such election shall be effective with respect to a married Participant unless: (i) the Participant's spouse consents in writing to the election; (ii) such election designates the form of benefit and a specific beneficiary; (iii) the consent acknowledges the effect of the election; and (iv) the consent is witnessed by a notary public or by a Plan representative. Notwithstanding the foregoing, an election without spousal consent shall be effective if a married Participant elects a joint and survivor option providing for payment of at least 50% of his or her annuity to his or her surviving spouse, the Sponsor determines there is no spouse, or the spouse cannot be located.

                  (b) The election may be made or revoked at any time during an election period established by the Committee. Such election period shall begin when the information described in paragraph (d) is furnished to the Participant and, subject to paragraphs (c) through
         (e), shall end, with no opportunity for a further election, on the Participant's Annuity Starting Date. For purposes of Article VII (pertaining to pre-retirement death benefits), if an optional form of benefit is elected in accordance with this Section 6.3 within the 90 day period ending on the Participant's date of death, the Participant's pension shall be deemed to have commenced even if the Participant dies prior to the Annuity Starting Date.

                  (c) Subject to paragraphs (d) and (e), in the case of a Participant who retires after attaining age 55, the election period described in paragraph (b) shall end on the date of the Participant's Severance, or on such later date as the Committee shall fix, but an election made during the election period may be revoked at any time before the later of the end of the election period or the Participant's Annuity Starting Date.

                  (d) Each Participant shall receive a written explanation of a Single Life Annuity or, in the case of a married Participant, a Qualified Joint and Survivor Annuity which shall include: (i) the terms and conditions of such annuity form of benefit; (ii) the Participant's right to make and the effect of waiving such annuity form of benefit;
         (iii) the rights of a spouse; (iv) the right to make, and the effect of, a revocation of a previous election to waive such annuity form of benefit; and (v) the relative values of the optional forms of benefit available under the Plan. Such explanation shall be furnished to the Participant no less than 30 days and no more than 90 days prior to the Participant's Annuity Starting Date except as provided in paragraph
         (e).

                  (e) The written explanation described in paragraph (d) may be furnished to the Participant less than 30 days prior to the Participant's Annuity Starting Date; provided, that, the written explanation: (i) clearly indicates that the Participant has at least 30 days to consider whether to waive the Single Life Annuity or, in the case of a married Participant, the Qualified Joint and Survivor Annuity and to elect with spousal consent, if applicable, an optional form of benefit; (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the written explanation is provided to the Participant; and (iii) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant. Notwithstanding the foregoing, the Annuity Starting Date may be a date prior to the date the written explanation is provided to the Participant; provided, that, the Participant's pension is not paid or does not commence until at least 30 days after such written explanation is furnished, subject to the waiver of the 30-day period as provided in the foregoing sentence.

         6.4 Optional Forms of Benefit. Subject to the provisions of Section 6.3, a Participant may elect to receive the Actuarial Equivalent of his or her pension in another form. The specific options shall be (i) a Single Life Annuity which pays a benefit for the Participant's lifetime; (ii) a contingent beneficiary option which pays a reduced benefit for the Participant's lifetime, then continues 100%, 66 2/3%, or 50% of the reduced benefit for the lifetime of one designated beneficiary; (iii) a guaranteed payment option which pays a reduced benefit for the longer of the Participant's lifetime or a specified number of months (60, 120, 180, or 240) with payments made to the Participant and any remaining guaranteed payments on the Participant's death to a designated beneficiary or beneficiaries; or (iv) a level income option (as more fully described in Appendix B) which pays an increased benefit to a Participant (if payments begin between the ages of 55 and 62) until age 62, a reduced benefit beginning at age 62. Under each such option the Actuarial Equivalent of the anticipated payments to the Participant shall be greater than that of those to his or her beneficiary, except that if the beneficiary is the Participant's spouse, the option may provide for a joint and survivor annuity under which the periodic payments to the spouse are no greater than those to the Participant.

         6.5 Cash-Outs.

                  (a) If the lump sum Actuarial Equivalent of a Participant's nonforfeitable Accrued Benefit does not exceed or has never exceeded $5,000 ($3,500 for the 1997 Plan Year), the Participant or the Participant's beneficiary in the event of the Participant's death (i) shall be paid the lump sum Actuarial Equivalent, or (ii) may elect to have an Eligible Rollover Distribution paid directly by the Trustee to the trustee of an Eligible Retirement Plan.

                  (b) If the lump sum Actuarial Equivalent of a Participant's nonforfeitable Accrued Benefit exceeds $5,000 ($3,500 for the 1997 Plan
         Year), but does not exceed $10,000 ($7,000 for the 1997 Plan Year), the Participant, or the Participant's beneficiary in the event of the Participant's death, may elect (i) to be paid the lump sum Actuarial Equivalent, or (ii) to have an Eligible Rollover Distribution paid directly by the Trustee to the trustee of an Eligible Retirement Plan. No distribution may be elected under this paragraph (b) unless the Participant has attained at least age 55 with five (5) or more Vesting Years. In addition, the election may not be made after pension payments start, except that a Participant or a Participant's beneficiary whose payments started prior to September 1, 1993, and whose lump sum Actuarial Equivalent did not exceed $10,000 ($7,000 for the 1997 Plan
         Year) at the date payments started, may elect to be paid the remaining lump sum Actuarial Equivalent. A married Participant who elects a lump sum under this paragraph (b) must comply with the applicable requirements for spousal consent.

                  (c) A Participant who has no nonforfeitable Accrued Benefit in the Plan at the time of his or her Severance shall be deemed to have been cashed out with a zero cash benefit upon such Severance Date.(7)

----------
(7) Section 6.5 was amended by the First Amendment to the Allergan, Inc. Pension Plan (Restated 1996) effective January 1, 1998 and is amended further by this 2001 Restatement as set forth above effective January 1, 2001.

                                   ARTICLE VII
                          PRE-RETIREMENT DEATH BENEFITS

         7.1 Eligibility. A death benefit shall be payable under Section 7.2 with respect to a Participant if, on the date of his or her death:

                  (a) he or she is an Employee who has met the requirements for normal or early retirement under Sections 5.1 or 5.3;

                  (b) he or she is an Employee not described in paragraph (a), above, who has a nonforfeitable interest in his or her Accrued Benefit; or

                  (c) he or she is a former Employee who has a nonforfeitable interest in his or her Accrued Benefit and whose pension has not yet commenced to be paid.

         7.2 Spousal Benefit. Upon the death of a Participant described in
Section 7.1, the Participant's surviving spouse, if living on the date set forth in this Section, shall receive a pension or a lump sum distribution, if applicable under Section 6.5, in accordance with the following rules:

                  (a) If the Participant is an Employee who has met the requirements for normal or early retirement under Sections 5.1 or 5.3, the pension to the surviving spouse shall begin as of the first day of the month following the Participant's date of death, shall end on the last day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if the Participant had retired on the date of his or her death and had elected an immediate pension in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month following the day of his or her death with the spouse as joint annuitant.

                  (b) If the Participant is an Employee who has not met the requirements for normal or early retirement under Sections 5.1 or 5.3 but at the time of death has a nonforfeitable interest in his or her Accrued Benefit, the pension to the surviving spouse shall begin on the first day of the month following the month in which the Participant would have first met the requirements for early retirement, shall end on the last day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if (i) the Participant's Severance had occurred on the date of his or her death, (ii) the Participant had survived to meet the requirements for early retirement, (iii) the Participant had elected an immediate pension in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month coincident with or next following his or her attainment of the earliest retirement age with the spouse as joint annuitant, and (iv) the Participant had died the day after the date his or her pension commenced.

                  (c) If the Participant is a former Employee who retired under
         Section 5.1, the pension to the surviving spouse shall begin as of the first day of the month coincident with or next following the Participant's date of death, shall end on the last day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if the Participant had elected an immediate pension in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month coincident with or next following the date of his or her death with the spouse as joint annuitant.

                  (d) If the Participant is a former Employee who retired under
         Section 5.3, the pension to the surviving spouse shall begin as of the first day of the month coincident with or next following the Participant's date of death, shall end on the last day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if the Participant had elected an immediate pension in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month coincident with or next following the date of his or her death with the spouse as joint annuitant.

                  (e) If the Participant is a former Employee who did not meet the requirements for normal or early retirement under Sections 5.1 or
         5.3 but has a nonforfeitable interest in his or her Accrued Benefit, the pension to the surviving spouse shall begin on the first day of the month coincident with or next following the date the Participant would have first met the requirements for early retirement if he or she had not died but had lived, shall end on the last day of the month in which the spouse's death occurs, and shall be in a monthly amount equal to the amount the spouse would have received if (i) the Participant had survived to meet the requirements for early retirement, (ii) the Participant had elected an immediate pension in the form of a Qualified Joint and Survivor Annuity beginning on the first day of the month coincident with or next following his or her attainment of the earliest retirement age with the spouse as joint annuitant, and (iii) the Participant had died the day after the date his or her pension commenced.

         7.3 Alternate Death Benefit. In lieu of the benefit provided in Section 7.2, a Participant described in Section 7.1(a) may, at any time before his or her pension commences, select a beneficiary or beneficiaries other than his or her spouse for a survivor income benefit subject to Section 7.5. The monthly payment to the beneficiary shall equal the payment the beneficiary would have received and which would have been attributable to the Participant's Accrued Benefit, if the Participant had retired on the day of his or her death with a pension in the form of a 50% joint and survivor annuity beginning as of the first day of the month following the day of his or her death with the beneficiary as joint annuitant.

         7.4 Children's Survivor Benefit. In lieu of the benefit provided in
Section 7.2, a Participant described in Section 7.1(a) may, at any time before his or her pension commences, select his or her child or children as beneficiary or beneficiaries for the survivor income benefit subject to Section 7.5. The aggregate monthly payment to the child or children shall equal the monthly payment a surviving spouse of an age equal to that of the Participant would have received and which would have been attributable to the Participant's Accrued Benefit, if the Participant had been covered by Section 7.2 and had left such a surviving spouse. Payments to each child shall continue during such child's life or until the end of the month in which the child attains age 19, whichever is earlier except that if the child is enrolled as a full-time student in an academic institution, payments shall continue until the earlier of the end of the month in which the child attains age 23 or the termination of the child's education.

         7.5 Waiver of Spousal Benefit. An election under Section 7.3 or 7.4 shall be effective with respect to a married Participant only if he or she waives the benefit provided in Section 7.2 in accordance with the following rules:

                  (a) A waiver shall be made in writing in a manner prescribed by the Committee on a form that clearly states that the Participant is waiving the benefit provided in Section 7.2. No such waiver shall be effective unless: (i) the Participant's spouse consents in writing to the waiver; (ii) the waiver election designates the form of benefit and a specific beneficiary; (iii) the spouse's consent to the waiver acknowledges the effect of the waiver; and (iv) the spouse's consent is witnessed by a notary public or by a Plan representative. A waiver without spousal consent shall be effective if the Sponsor determines there is no spouse or the spouse cannot be located.

                  (b) Each Participant and his or her spouse shall receive a written explanation of the benefit provided in Section 7.2 which shall include: (i) the terms and conditions of the benefit; (ii) the Participant's right to make and the effect of waiving the benefit;
         (iii) the rights of a spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the benefit. Such explanation shall be furnished to the Participant within the applicable period. The term "applicable period" means, with respect to a Participant, whichever of the following periods ends earliest: (i) the period beginning with the first day of the Plan Year in which the Participant becomes a Participant described in Section 7.1(a) and ending on the date of the Participant's death or (ii) the period beginning with the first day of the Plan Year in which the Participant becomes a Participant described in Section 7.1(a) and ending on the date his or her pension commences.

                                  ARTICLE VIII
                                  CONTRIBUTIONS

         8.1 Company Contributions. The Company shall contribute each year an amount actuarially determined to be sufficient to provide the benefits under the Plan. Notwithstanding the foregoing, Company contributions for any Plan Year shall be conditioned upon the deductibility of such contributions by the Company under Code Section 404. The Company reserves the right, however, to reduce, suspend or discontinue its contributions under the Plan for any reason at any time. Except as provided in Section 8.3, it shall be impossible for any part of the Company's contributions to revert to the Company, or to be used for, or diverted to, any purpose other than for the exclusive benefit of Participants and their Beneficiaries.

         8.2 Source of Benefits. All benefits under the Plan shall be paid exclusively from the Fund, and the Company shall have no duty to contribute thereto except as provided in this Article.

         8.3 Irrevocability. The Company shall have no right or title to, nor interest in, the Company contributions made to the Fund, and no part of the Fund shall revert to the Company, except that on and after the Effective Date funds may be returned to the Company as follows:

                  (a) In the case of a contribution which is made by a mistake of fact, such contribution may be returned to the Company within one year after it is made.

                  (b) In the case of a contribution conditioned on the initial qualification of the Plan under Code Section 401 (or any successor statute thereto), and the Plan does not initially qualify upon the filing of a timely determination letter request, such contribution may be returned to the Company within one year after the date of denial of the initial qualification of the Plan.

                  (c) In the case of a contribution conditioned on the deductibility thereof under Code Section 404 (or any successor statute thereto), such contribution shall, to the extent such deduction is disallowed, be returned to the Company within one year after such disallowance.

                                   ARTICLE IX
                                 ADMINISTRATION

         9.1 Appointment of Committee. There is hereby created a committee (the "Committee") which shall exercise such powers and have such duties in administering the Plan as are hereinafter set forth. The Board of Directors shall determine the number of members of such Committee. The members of the Committee shall be appointed by the Board of Directors and such Board shall from time to time fill all vacancies occurring in said Committee. The members of the Committee shall constitute the Named Fiduciaries of the Plan within the meaning of Section 402(a)(2) of ERISA.

         9.2 Transaction of Business. A majority of the Committee shall constitute a quorum for the transaction of business. Actions of the Committee may be taken either by vote at a meeting or in writing without a meeting. All action taken by the Committee at any meeting shall be by a vote of the majority of those present at such meeting. All action taken in writing without a meeting shall be by a vote of the majority of those responding in writing. All notices, advices, directions and instructions to be transmitted by the Committee shall be in writing and signed by or in the name of the Committee. In all its communications with the Trustee, the Committee may, by either of the majority actions specified above, authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event it shall notify the Trustee in writing of such action and the name or names of its members so designated and the Trustee shall thereafter accept and rely upon any documents executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

         9.3 Voting. Any member of the Committee who is also a Participant hereunder shall not be qualified to act or vote on any matter relating solely to himself or herself, and upon such matter his or her presence at a meeting shall not be counted for the purpose of determining a quorum. If, at any time a member of the Committee is not so qualified to act or vote, the qualified members of the Committee shall be reduced below two (2), the Board of Directors shall promptly appoint one or more special members to the Committee so that there shall be at least one qualified member to act upon the matter in question. Such special Committee members shall have power to act only upon the matter for which they were especially appointed and their tenure shall cease as soon as they have acted upon the matter for which they were especially appointed.

         9.4 Responsibility of Committee. The authority to control and manage the operation and administration of the Plan, the general administration of the Plan, the responsibility for carrying out the Plan and the authority and responsibility to control and manage the assets of the Trust are hereby delegated by the Board of Directors to and vested in the Committee, except to the extent reserved to the Board of Directors, the Sponsor, or the Company. Subject to the limitations of the Plan, the Committee shall, from time to time, establish rules for the performance of its functions and the administration of the Plan. In the performance of its functions, the Committee shall not discriminate in favor of Highly Compensated Employees.

         9.5 Committee Powers. The Committee shall have all discretionary powers necessary to supervise the administration of the Plan and control its operations. In addition to any discretionary powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, but not by way of limitation, the following discretionary powers and authority:

                  (a) To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities as provided in
         Section 9.6.

                  (b) To employ such legal, actuarial, medical, accounting, clerical, and other assistance as it may deem appropriate in carrying out the provisions of the Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

                  (c) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of the Plan.

                  (d) To administer, interpret, construe, and apply the Plan and to decide all questions which may arise or which may be raised under the Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of Benefit Years or Vesting Years of any Participant, and the amount of benefits to which any Participant or his or her Beneficiary may be entitled.

                  (e) To determine the manner in which the assets of the Plan, or any part thereof, shall be disbursed.

                  (f) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Committee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder. Among the securities which the Committee may direct the Trustee to purchase are "qualifying employer securities" as defined in ERISA Section 407(d)(5).

                  (g) Subject to provisions (a) through (d) of Section 10.1, to make administrative amendments to the Plan that do not cause a substantial increase or decrease in benefit accruals to Participants and that do not cause a substantial increase in the cost of administering the Plan.

                  (h) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

         Any action taken in good faith by the Committee in the exercise of discretionary powers conferred upon it by the Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Committee shall be absolute;

provided, however, that all such discretionary power shall be exercised in a uniform and nondiscriminatory manner.

         9.6 Additional Powers of Committee. In addition to any discretionary powers or authority conferred on the Committee elsewhere in the Plan or by law, such Committee shall have the following discretionary powers and authority:

                  (a) To appoint one or more Investment Managers pursuant to
         Section 9.15 to manage and control any or all of the assets of the Trust.

                  (b) To designate persons (other than the members of the Committee) to carry out fiduciary responsibilities, other than any responsibility to manage or control the assets of the Trust;

                  (c) To allocate fiduciary responsibilities among the members of the Committee, other than any responsibility to manage or control the assets of the Trust;

                  (d) To cancel any such designation or allocation at any time for any reason;

                  (e) To exercise management and control over Plan assets.

         Any action under this Section 9.6 shall be taken in writing, and no designation or allocation under paragraphs (a), (b) or (c) shall be effective until accepted in writing by the indicated responsible person.

         9.7 Periodic Review of Funding Policy. At periodic intervals the Committee shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining such funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits. All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

         9.8 Claims Procedures. If a Participant believes that he or she is being denied any rights or benefits under the Plan, such Participant (or his or her beneficiary or duly appointed representative) may file a claim for benefits in writing with the Committee. The Committee shall follow the procedures set forth in this Section in processing a claim for benefits.

                  (a) Within 90 days following receipt by the Committee of a claim for benefits and all necessary documents and information, the Committee shall furnish the person claiming benefits under the Plan ("Claimant") with written notice of the decision rendered with respect to such claim. Should special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial 90 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 90 days from the end of the initial 90 day period.

                  (b) In the case of a denial of the Claimant's claim, the written notice of such denial shall set forth (i) the specific reasons for the denial, (ii) references to the Plan provisions upon which the denial is based, (iii) a description of any additional information or material necessary for perfection of the claim (together with an explanation why such material or information is necessary), and (iv) an explanation of the Plan's appeals procedures.

                  (c) If the Committee does not respond or does not furnish an extension notice within 90 days, the Claimant may consider his or her claim denied.

         9.9 Appeals Procedures. A Claimant who wishes to appeal the denial of his or her claim for benefits shall follow the administrative procedures for an appeal as set forth in this Section and shall exhaust such administrative procedures prior to seeking any other form of relief.

                  (a) In order to appeal a decision rendered with respect to his or her claim for benefits, a Claimant must file an appeal with the Committee in writing within 60 days after the date of notice of the decision with respect to the claim, or if the claim has neither been approved nor denied within the period provided in Section 9.8(a) above, then the appeal must be made within 150 days of the date the claim for benefits was filed with the Committee.

                  (b) The Claimant may request that his or her appeal be given full and fair review by the Committee. The Claimant also may review all pertinent documents and submit issues and comments in writing in connection with the appeal. The decision of the Committee shall be made no later than 60 days after the Claimant has completed his or her submission to the Committee of his or her appeal and any documentation or other information to be submitted in support of such request. Should special circumstances require an extension of time for processing, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial 60 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 60 days from the end of the initial 60 day period.

                  (c) The decision on the Claimant's appeal shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant with specific reference to the pertinent Plan provisions upon which the decision is based.

                  (d) If the Committee does not respond or does not furnish an extension notice within 60 days, the Claimant may consider his or her appeal denied.

         9.10 Limitation on Liability. Each of the fiduciaries under the Plan shall be solely responsible for its own acts and omissions and no fiduciary shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or person to whom fiduciary responsibilities have been allocated or delegated pursuant to Section 9.6, except as provided in Sections 405(a) and 405(c)(2)(A) or (B) of ERISA. The Committee shall have no responsibility over assets as to which management and control has been delegated to an Investment Manager appointed pursuant to
Section 9.15 hereof or as to which management and control has been retained by the Trustee.

         9.11 Indemnification and Insurance. To the extent permitted by law, the Company shall indemnify and hold harmless the Committee and each member thereof, each Trustee, the Board of Directors and each member thereof, and such other persons as the Board of Directors may specify, from the effects and consequences of his or her acts, omissions, and conduct in his or her official capacity in connection with the Plan and Trust. To the extent permitted by law, the Company may also purchase liability insurance for such persons.

         9.12 Compensation of Committee and Plan Expenses. Members of the Committee shall serve as such without compensation unless the Board of Directors shall otherwise determine, but in no event shall any member of the Committee who is an Employee receive compensation from the Plan for his or her services as a member of the Committee. All members shall be reimbursed for any necessary expenditures incurred in the discharge of duties as members of the Committee. The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee or other persons retained or employed by the Committee shall be fixed by the Committee, subject to approval by the Board of Directors. The expenses incurred in the administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee in exercising their duties, shall be paid by the Plan from the Trust Fund, unless paid by the Company, provided, however, that the Plan and not the Company shall bear the cost of interest and normal brokerage charges which are included in the cost of securities purchased by the Trust Fund (or charged to proceeds in the case of sales).

         9.13 Resignation. Any member of the Committee may resign by giving fifteen (15) days notice to the Board of Directors, and any member shall resign forthwith upon receipt of the written request of the Board of Directors, whether or not said member is at that time the only member of the Committee.

         9.14 Reliance Upon Documents and Opinions. The members of the Committee, the Board of Directors, the Company and any person delegated to carry out any fiduciary responsibilities under the Plan (hereinafter a "delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee or any Investment Manager. The members of the Committee, the Board of Directors, the Company and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant, or firm or corporation which employs one or more consultants, Trustee, Investment Manager, or counsel. Any and all such things done or such action taken or suffered by the Committee, the Board of Directors, the Company and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law. The Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat such records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.

         9.15 Appointment of Investment Manager. From time to time the Committee, in accordance with Section 9.6 hereof, may appoint one or more Investment Managers who shall have investment management and control over assets of the Trust. The Committee shall notify the Trustee of such assets of the appointment of the Investment Manager. In the event more than one Investment Manager is appointed, the Committee shall determine which assets shall be subject to management and control by each Investment Manager and shall also determine the proportion in which funds withdrawn or disbursed shall be charged against the assets subject to each Investment Manager's management and control. As shall be provided in any contract between an Investment Manager and the Committee, such Investment Manager shall hold a revocable proxy with respect to all securities which are held under the management of such Investment Manager pursuant to such contract, and such Investment Manager shall report the voting of all securities subject to such proxy on an annual basis to the Committee.

                                    ARTICLE X
                         AMENDMENT AND ADOPTION OF PLAN

         10.1 Right to Amend Plan. The Sponsor, by resolution of the Board of Directors, shall have the right to amend the Plan and any trust agreement with the Trustee at any time and from time to time and in such manner and to such extent as it may deem advisable, including retroactively, subject to the following provisions:

                  (a) No amendment shall have the effect of reducing any Participant's vested interest in the Plan or eliminating an optional form of distribution.

                  (b) No amendment shall have the effect of diverting any part of the assets of the Plan to persons or purposes other than the exclusive benefit of the Participants or their Beneficiaries.

                  (c) No amendment shall have the effect of increasing the duties or responsibilities of a Trustee without its written consent.

                  (d) No amendment shall result in discrimination in favor of officers, shareholders, or other highly compensated or key employees.

         The Committee shall have the right to amend the Plan, subject to paragraphs (a) through (d) above, in accordance with the provisions of Section 9.5(g).

         10.2 Adoption of Plan by Affiliated Companies. Subject to approval by the Board of Directors and consistent with the provisions of ERISA, an Affiliated Company may adopt the Plan for all or any specified group of its Eligible Employees by entering into an adoption agreement in the form and substance prescribed by the Committee. The adoption agreement may include such modification of the Plan provisions with respect to such Eligible Employees as the Committee approves after having determined that no prohibited discrimination or other threat to the qualification of the Plan is likely to result. The Board of Directors may prospectively revoke or modify an Affiliated Company's participation in the Plan at any time and for any or no reason, without regard to the terms of the adoption agreement, or terminate the Plan with respect to such Affiliated Company's Eligible Employees and Participants. By execution of an adoption agreement (each of which by this reference shall become part of the Plan), the Affiliated Company agrees to be bound by all the terms and conditions of the Plan.

                                   ARTICLE XI
                             TERMINATION AND MERGER

         11.1 Right to Terminate Plan. The Sponsor, by resolution of the Board of Directors, may terminate or partially terminate the Plan. If the Plan is terminated or partially terminated, the assets of the Plan shall be allocated, subject to Section 11.3, as provided in Section 4044 of the Employee Retirement Income Security Act of 1974 (as it may be from time to time amended or construed by any appropriate governmental agency or corporation), without subclasses. Any amount remaining after all fixed and contingent liabilities of the Plan have been satisfied shall be allocated to each Participant in proportion to the present value of a benefit commencing at Normal Retirement Date equal to such Participant's Average Earnings times Benefit Years. Allocations under this Section to Participants with respect to whom the Plan is terminating shall be nonforfeitable. Except as otherwise required by law, the time and manner of distribution of the assets shall be determined by the Sponsor by amendment to the Plan.

         11.2 Merger Restriction. No merger or consolidation with, or transfer of any of the Plan's assets or liabilities to, any other plan shall occur at any time unless each Participant would (if the Plan had then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

         11.3 Effect on Trustee and Committee. The Trustee and the Committee shall continue to function as such for such period of time as may be necessary for the winding up of the Plan and for the making of distributions in the manner prescribed by the Board of Directors at the time of termination of the Plan.

         11.4 Effect of Reorganization, Transfer of Assets or Change in Control.


                  (a) In the event of a consolidation or merger of the Company, or in the event of a sale and/or any other transfer of the operating assets of the Company, any ultimate successor or successors to the business of the Company may continue the Plan in full force and effect by adopting the same by resolution of its board of directors and by executing a proper supplemental or transfer agreement with the Trustee.

                  (b) In the event of a Change in Control (as herein defined), all Participants who were Participants on the date of such Change in Control shall become 100% vested in their Accrued Benefit on the date of such Change in Control and in any benefit accruals subsequent to the date of the Change in Control. Notwithstanding the foregoing, the Board of Directors may, at its discretion, amend or delete this paragraph (b) in its entirety prior to the occurrence of any such Change in Control. For the purpose of this paragraph (b), "Change in Control" shall mean the following and shall be deemed to occur if any of the following events occur:

                           (i) Any "person," as such term is used in Sections
                  13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person"), is or becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act (a "Beneficial Owner"), directly or indirectly, of securities of the Sponsor representing (1) 20% or more of the combined voting power of the Sponsor's then outstanding voting securities, which acquisition is not approved in advance of the acquisition or within 30 days after the acquisition by a majority of the Incumbent Board (as hereinafter defined) or (2) 33% or more of the combined voting power of the Sponsor's then outstanding voting securities, without regard to whether such acquisition is approved by the Incumbent Board;

                           (ii) Individuals who, as of the date hereof,
                  constitute the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Sponsor's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Sponsor, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of the Plan, be considered as though such person were a member of the Incumbent Board of the Sponsor;

                           (iii) The consummation of a merger, consolidation or
                  reorganization involving the Sponsor, other than one which satisfies both of the following conditions:

                                    (1) a merger, consolidation or
                           reorganization which would result in the voting securities of the Sponsor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) at least 55% of the combined voting power of the voting securities of the Sponsor or such other entity resulting from the merger, consolidation or reorganization (the "Surviving Corporation") outstanding immediately after such merger, consolidation or reorganization and being held in substantially the same proportion as the ownership in the Sponsor's voting securities immediately before such merger, consolidation or reorganization, and

                                    (2) a merger, consolidation or
                           reorganization in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Sponsor representing 20% or more of the combined voting power of the Sponsor's then outstanding voting securities; or

                           (iv) The stockholders of the Sponsor approve a plan
                  of complete liquidation of the Sponsor or an agreement for the sale or other disposition by the Sponsor of all or substantially all of the Sponsor's assets.

                  Notwithstanding the preceding provisions of this paragraph
         (b), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this paragraph (b) is
         (i) an underwriter or underwriting syndicate that has acquired any of the Sponsor's then outstanding voting securities solely in connection with a public offering of the Sponsor's securities, (ii) the Sponsor or any subsidiary of the Sponsor or (iii) an employee stock ownership plan or other employee benefit plan maintained by the Sponsor or an Affiliated Company that is qualified under the provisions of the Code. In addition, notwithstanding the preceding provisions of this paragraph
         (b), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this paragraph (b) becomes a Beneficial Owner of more than the permitted amount of outstanding securities as a result of the acquisition of voting securities by the Sponsor or an Affiliated Company which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such Person, provided, that if a Change in Control would occur but for the operation of this sentence and such Person becomes the Beneficial Owner of any additional voting securities (other than through the exercise of options granted under any stock option plan of the Sponsor or through a stock dividend or stock split), then a Change in Control shall occur.(8)

         11.5 Termination Restrictions. The following termination restrictions shall apply:

                  (a) In the event the Plan is terminated, the Accrued Benefit of any Highly Compensated Employee (active or former) shall be limited to an Accrued Benefit that is nondiscriminatory under Code Section 401(a)(4).

                  (b) The Accrued Benefit distributed to any of the 25 most Highest Compensated Employees (active or former) with the greatest Earnings in the current or any prior year shall be restricted so that the annual payments to such Highest Compensated Employee are no greater than an amount equal to the payment that would be made on behalf of the Highly Compensated Employee under a straight life annuity that is the actuarial equivalent of the sum of the Highly Compensated Employee's Accrued Benefit, other benefits under the Plan (other than social security supplement, within the meaning of Section 1.411(a)-7(c)(4)(ii) of the Income Tax Regulations), and the amount that he is entitled to receive under a social security supplement.

                  (c) Paragraph (b) shall not apply if:

                            (i) After payment of the Accrued Benefit to an
                  Employee described in paragraph (a), the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Code Section 412(1)(7),


----------
(8) Section 11.4(b) was amended by the Fourth Amendment to the Allergan, Inc. Pension Plan (Restated 1996) effective January 1, 2000 and is amended further by this 2001 Restatement as set forth above effective January 1, 2001.

                            (ii) The value of the Accrued Benefit for an
                  Employee described in paragraph (a) is less than 1% of the value of current liabilities before distribution, or

                            (iii) The value of the Accrued Benefit payable under
                  the Plan to an Employee described in paragraph (b) does not exceed $3,500.

                  For purposes of this paragraph (c), the Accrued Benefit includes loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

                                   ARTICLE XII
                                 TOP-HEAVY RULES

         12.1 Applicability. Notwithstanding any provision in the Plan to the contrary, and subject to the limitations set forth in Section 12.7, the requirements of Sections 12.4, 12.5, and 12.6 shall apply under the Plan in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 12.3. For the purpose of this Article XII, the term "Company" shall mean the Sponsor and any Affiliated Company whether or not such Affiliated Company has adopted the Plan.

         12.2 Definitions. For purposes of this Article XII, the following special definitions and rules shall apply:

                  (a) The term "Key Employee" means any Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year that includes the Determination Date, was an officer of the Company having annual Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a Five Percent Owner of the Company, or an One Percent Owner of the Company having annual Compensation of more than $150,000. Notwithstanding the foregoing, for Plan Years beginning prior to January 1, 2002, the term "Key Employee" means any Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year or any of the four preceding Plan Years, is or was: (i) an officer of the Company having an annual Compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for the Plan Year; provided, however, for such purposes no more than 50 Employees (or, if lesser, the greater of three Employees or 10% of the Employees) shall be treated as officers; (ii) one of the ten Employees having annual Compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Company; provided, however, if two Employees have the same interest in the Company, the Employee having greater annual Compensation from the Company shall be treated as having a larger interest; (iii) a Five Percent Owner of the Company; or (iv) a One Percent Owner of the Company having an annual Compensation from the Company of more than $150,000.

                  (b) The term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than 5% of the outstanding stock of the Company or stock possessing more than 5% of the total combined voting power of all stock of the Company.

                  (c) The term "One Percent Owner" means any person who would be described in paragraph (b) if "1%" were substituted for "5%" each place where it appears therein.

                  (d) The term "Non-Key Employee" means any Employee who is not a Key Employee.

                  (e) The term "Determination Date" means, with respect to any plan year, the last day of the preceding plan year. In the case of the first plan year of any plan, the term "Determination Date" shall mean the last day of that plan year.

                  (f) The term "Aggregation Group" means (i) each qualified plan of the Company in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Company which enables a plan described in clause (i) to meet the requirements of Code Sections 401(a)(4) or 410. Any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

                  (g) For purposes of determining ownership under paragraphs
         (a), (b) and (c) above, the following special rules shall apply: (i) Code Section 318(a)(2)(C) shall be applied by substituting "5%" for "50%", and (ii) the aggregation rules of Code Sections 414(b), (c) and
         (m) shall not apply, with the result that the ownership tests of this
         Section 12.2 shall apply separately with respect to each Affiliated Company.

                  (h) The terms "Key Employee" and "Non-Key Employee" shall include their Beneficiaries, and the definitions provided under this
         Section 12.2 shall be interpreted and applied in a manner consistent with the provisions of Code Section 416(i) and the regulations thereunder.

                  (i) For purposes of this Article XII, an Employee's Compensation shall be determined in accordance with the rules of Code
         Section 415 and the regulations thereunder.

         12.3     Top-Heavy Status.

                  (a) The term "Top-Heavy Plan" means, with respect to any Plan
         Year:

                           (i) Any defined benefit plan if, as of the
                  Determination Date, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the plan for all Employees; and

                           (ii) Any defined contribution plan if, as of the
                  Determination Date, the aggregate of the account balances of Key Employees under the plan exceeds 60% of the aggregate of the account balances of all Employees under the plan.

                  In applying the foregoing provisions of this paragraph (a), the valuation date to be used in valuing Plan assets shall be (i) in the case of a defined benefit plan, the same date which is used for computing costs for minimum funding purposes, and (ii) in the case of a defined contribution plan, the most recent valuation date within a 12-month period ending on the applicable Determination Date.

                  (b) Each plan maintained by the Company required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group.

                  (c) The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and (ii) the aggregate of the account balances of Key Employees under all defined contribution plans included in the group exceeds 60% of a similar sum determined for all Employees. For purposes of determining the present value of the cumulative accrued benefit of any Employee, or the amount of the account balance of any Employee, such present value or amount shall be increased by the aggregate distributions made with respect to the Employee under the plan (including a terminated plan which, had it not been terminated, would have been aggregated with the plan under Code Section 416(g)(2)(A)(i))during the one year period ending on the Determination Date. In the case of distributions made for a reason other than separation from service, death, or disability, the preceding sentence shall be applied by substituting "5-year period" for "l -year period." For Plan Years beginning prior to January 1, 2002, the present value of the cumulative accrued benefit of any Employee or the amount of the account balance of any Employee shall be increased by the aggregate distributions made with respect to the Employee under the plan during the five year period ending on the Determination Date. For all Plan Years, any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

                  (d) If any individual is a Non-Key Employee with respect to any plan for any plan year, but the individual was a Key Employee with respect to the plan for any prior plan year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 12.3.

                  (e) If any individual has not performed services for the Company at any time during the one year period (five year period for Plan Years beginning prior to January 1, 2002) ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 12.3.

                  (f) In applying the foregoing provisions of this Section, the accrued benefit of a Non-Key Employee shall be determined (i) under the method, if any, which is used for accrual purposes under all plans of the Company and any Affiliate, or (ii) if there is no such uniform method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

                  (g) For all purposes of this Article XII, the definitions provided under this Section 12.3 shall be applied and interpreted in a manner consistent with the provisions of Code Section 416(g) and the Regulations thereunder.

         12.4     Minimum Benefit.

                  (a) The Plan shall provide a minimum benefit for each Participant who is not classified as a "Key Employee." This minimum benefit, when expressed as an annual retirement benefit payable in the form of a single life annuity beginning when the Participant attains Age 65, shall not be less than the Participant's average annual compensation during the period of consecutive years (not exceeding five
         (5)) during which the Participant had the greatest aggregate compensation from the Company multiplied by the lesser of:

                           (i) Two percent (2%) multiplied by the number of his
                  or her Vesting Years; or

                           (ii) Twenty percent (20%).

                  (b) For purposes of this Section 12.4, Vesting Years shall be determined under Code Sections 411(a)(4), (5), and (6), but excluding:

                           (i) Any Vesting Year if the Plan was not a Top-Heavy
                  Plan for the Plan Year ending during such Vesting Year;

                           (ii) Any Vesting Year which was completed in a Plan
                  Year beginning before January 1, 1984; and

                           (iii) Any Vesting Year which was completed in a Plan
                  Year beginning on or after January 1, 2002 during which the Plan benefits (within the meaning of Code Section 410(b)) no Key Employee or former Key Employee.

                  (c) The Participant's minimum benefit determined under this
         Section 12.4 shall be calculated without regard to any Social Security benefits payable to the Participant.

                  (d) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company, both of which are determined to be Top-Heavy Plans, the Company shall satisfy the minimum benefit requirements of Code Section 416 by providing (in lieu of the minimum contribution described under the defined contribution plan) a minimum benefit under the Plan so as to prevent the duplication of required minimum benefits hereunder.

         12.5     Maximum Benefit.

                  (a) Except as set forth below, in the case of any Top-Heavy Plan the rules of Sections 5.7(a)(i) and 5.7(b) shall be applied by substituting "1.0" for "1.25."

                  (b) The rule set forth in paragraph (a) above shall not apply if the requirements of both subparagraphs (i) and (ii) are satisfied.

                           (i) The requirements of this subparagraph (i) are
                  satisfied if the rules of Section 12.4(a) above would be satisfied after substituting "three percent (3%)" for "two percent (2%)" where it appears therein and by increasing (but not by more than ten (10) percentage points) twenty percent (20%) by one (1) percentage point for each year for which the Plan is a Top Heavy Plan.

                           (ii) The requirements of this subparagraph (ii) are
                  satisfied if the Plan would not be a Top-Heavy Plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place it appears in Sections 12.3(a) and 12.3(c).

                  (c) The rules of paragraph (a) shall not apply with respect to any Employee as long as there are no --

                           (i) Company contributions, forfeitures, or voluntary
                  nondeductible contributions allocated to the Employee under a defined contribution plan maintained by the Company, or

                           (ii) Accruals by the Employee under a defined benefit
                  plan maintained by the Company.

                  (d) In the case where the Plan is subject to the rules of paragraph (a) above, the transition fraction rules of Code Section 415(e)(6) shall be applied by substituting "$41,500" for "$51,875."

         12.6     Minimum Vesting Rules.

                  (a) For any Plan Year in which it is determined that the Plan is a Top-Heavy Plan, the vesting schedule of the Plan shall be changed to that set forth below (unless the Plan's vesting schedule otherwise provides for vesting at a rate at least as rapid as that set forth below):

Number of Vesting Years                              Nonforfeitable Percentage
-----------------------                              -------------------------
Less than 3 years                                                 0%
3 or more                                                       100%

                  (b) If the Plan ceases to be a Top-Heavy Plan, the vesting schedule of the Plan shall (for such Plan Years as the Plan is not a Top-Heavy Plan) revert to that provided in Section 5.12 (the "Regular Vesting Schedule"). If such reversion to the Regular Vesting Schedule is deemed to constitute a vesting schedule change that is attributable to a Plan amendment (within the meaning of Code Section 411(a)(10)), then such reversion to said Regular Vesting Schedule shall be subject to the requirements of Code Section 411(a)(10). For such purposes, the date of the adoption of such deemed amendment shall be the Determination Date as of which it is determined that the Plan has ceased to be a Top-Heavy Plan.

         12.7 Noneligible Employees. The rules of this Article XII shall not apply to any Employee included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers if retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.

                                  ARTICLE XIII
                          RESTRICTION ON ASSIGNMENT OR
                        OTHER ALIENATION OF PLAN BENEFITS

         13.1 General Restrictions Against Alienation.

                  (a) The interest of any Participant or his or her Beneficiary in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund, shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and Beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so. The interest of any Participant or Beneficiary shall not be liable or subject to his or her debts, liabilities, or obligations, now contracted, or which may hereafter be contracted, and such interest shall be free from all claims, liabilities, or other legal process now or hereafter incurred or arising. Neither the interest of a Participant or Beneficiary, nor any part thereof, shall be subject to any judgment rendered against any such Participant or Beneficiary. Notwithstanding the foregoing, a Participant's or Beneficiary's interest in the Plan may be subject to the enforcement of a Federal tax levy made pursuant to Code Section 6331 or the collection by the United States on a judgment resulting from an unpaid tax assessment.

                  (b) In the event any person attempts to take any action contrary to this Article XIII, such action shall be null and void and of no effect, and the Company, the Committee, the Trustee and all Participants and their Beneficiaries, may disregard such action and are not in any manner bound thereby, and they, and each of them, shall suffer no liability for any such disregard thereof, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of such action.

                  (c) The foregoing provisions of this Section shall be interpreted and applied by the Committee in accordance with the requirements of Code Section 401(a)(13) and Section 206(d) of ERISA as construed and interpreted by authoritative judicial and administrative rulings and regulations.

         13.2 Qualified Domestic Relations Orders. The rule set forth in Section
13.1 above shall not apply with respect to a "Qualified Domestic Relations Order" as described below.

                  (a) A "Qualified Domestic Relations Order" is a judgment, decree, or order (including approval of a property settlement agreement) that:

                           (i) Creates or recognizes the existence of an
                  Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable under this Plan with respect to a Participant,

                           (ii) Relates to the provision of child support,
                  alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant,

                           (iii) Is made pursuant to a State domestic relations
                  law (including a community property law), and

                           (iv) Clearly specifies: (1) the name and last known
                  mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order (if the Committee does not have reason to know that address independently of the order); (2) the amount or percentage of the Participant's benefits to be paid to each Alternate Payee, or the manner in which the amount or percentage is to be determined; (3) the number of payments or period to which the order applies; and (4) each plan to which the order applies.

                  For purposes of this Section 13.2, "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable with respect to the Participant.

                  (b) A domestic relations order is not a Qualified Domestic Relations Order if it requires:

                           (i) The Plan to provide any type or form of benefit,
                  or any option, not otherwise provided under the Plan;

                           (ii) The Plan to provide increased benefits; or

                           (iii) The payment of benefits to an Alternate Payee
                  that are required to be paid to another Alternate Payee under a previous Qualified Domestic Relations Order.

                  (c) A domestic relations order shall not be considered to fail to satisfy the requirements of paragraph (b)(i) above with respect to any payment made before a Participant has separated from service solely because the order requires that payment of benefits be made to an Alternate Payee:

                           (i) On or after the date on which the Participant
                  attains (or would have first attained) his earliest retirement age (as defined in Code Section 414(p)(4)(B));

                           (ii) As if the Participant had retired on the date on
                  which such payment is to begin under such order (but taking into account only the present value of accrued benefits and not taking into account the present value of any subsidy for early retirement benefits); and

                           (iii) In any form in which such benefits may be paid
                  under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

                  Notwithstanding the foregoing, if the Participant dies before his or her earliest retirement age (as defined in Code Section 414(p)(4)(B)), the Alternate Payee is entitled to benefits only if the Qualified Domestic Relations Order requires survivor benefits to be paid to the Alternate Payee.

                  (d) To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving spouse of the Participant for purposes of applying the rules (relating to minimum survivor annuity requirements) of Code Sections 401(a)(11) and 417, and any current spouse of the Participant shall not be treated as a spouse of the Participant for such purposes.

                  (e) In the case of any domestic relations order received by the Plan, the Committee shall promptly notify the Participant and any Alternate Payee of the receipt of the order and the Plan's procedures for determining the qualified status of domestic relations orders. Within a reasonable period after the receipt of the order, the Committee shall determine whether the order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of such determination.

                  (f) The Committee shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under Qualified Domestic Relations Orders. During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall segregate in a separate account in the Plan (or in an escrow account) the amounts which would have been payable to the Alternate Payee during the period if the order had been determined to be a Qualified Domestic Relations Order. If within the 18 Month Period (as defined below), the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Committee shall pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. However, if within the 18 Month Period (i) it is determined that the order to not a Qualified Domestic Relations Order, or (ii) the issue as to whether the order is a Qualified Domestic Relations Order is not resolved, then the Committee shall pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to the amounts if there had been no order (assuming such benefits were otherwise payable). Any determination that an order is a Qualified Domestic Relations Order that is made after the close of the 18 Month Period shall be applied prospectively only. For purposes of this Section 13.2, the "18 Month Period" shall mean the 18 month period beginning with the date on which the first payment would be required to be made under the domestic relations order.

                                   ARTICLE XIV
                                  MISCELLANEOUS

         14.1 No Right of Employment Hereunder. The adoption and maintenance of the Plan and Trust shall not be deemed to constitute a contract of employment or otherwise between the Company and any Employee or Participant, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge, with or without cause, any Employee or Participant at any time, which right is hereby expressly reserved.

         14.2 Effect of Article Headings. Article headings are for convenient reference only and shall not be deemed to be a part of the substance of this instrument or in any way to enlarge or limit the contents of any Article.

         14.3 Limitation on Company Liability. Any benefits payable under the Plan shall be paid or provided for solely from the Plan and the Company assumes no liability or responsibility therefor.

         14.4 Interpretation. The provisions of the Plan shall in all cases be interpreted in a manner that is consistent with the Plan satisfying the requirements of Code Section 401(a) and related statutes for qualification as a defined benefit plan.

         14.5 Withholding For Taxes. Any payments from the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

         14.6 California Law Controlling. All legal questions pertaining to the Plan which are not controlled by ERISA shall be determined in accordance with the laws of the State of California and all contributions made hereunder shall be deemed to have been made in that State.

         14.7 Plan and Trust as One Instrument. The Plan and any trust agreement adopted hereunder shall be construed together as one instrument. In the event that any conflict arises between the terms and/or conditions of any trust agreement with the Trustee and the Plan, the provisions of the Plan shall control, except that with respect to the duties and responsibilities of the Trustee, the trust agreement shall control.

         14.8 Invalid Provisions. If any paragraph, section, sentence, clause or phrase contained in the Plan shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be incapable of being construed or limited in a manner to make it enforceable, or is otherwise held by such court to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in the Plan shall not be affected thereby.

         14.9 Counterparts. This instrument may be executed in one or more counterparts each of which shall be legally binding and enforceable.

         14.10 Forfeitures. All forfeitures arising under the Plan shall be used as soon as possible to reduce the Company's contributions and shall not be applied to increase the benefits any person would otherwise receive under the Plan.

         14.11 Facility of Payment. If the Committee deems any person incapable of receiving benefits to which he is entitled by reason of minority, illness, infirmity, or other incapacity, it may direct that payment be made directly for the benefit of such person or to any person selected by the Committee to disburse it, whose receipt shall be a complete acquittance therefor. Such payments shall, to the extent thereof, discharge all liability of the Company and the party making the payment.

         14.12 Lapsed Benefits.

                  (a) In the event that a benefit is payable under the Plan to a Participant and after reasonable efforts the Participant cannot be located for the purpose of paying the benefit during a period of three consecutive years, the Participant shall be presumed dead and the benefit (if any) shall, upon the termination of that three year period, be paid to the Participant's Beneficiary.

                  (b) If any eligible Beneficiary cannot be located for the purpose of paying the benefit for the following two years, then the benefit shall be forfeited and applied in accordance with the provisions of Section 14.10.

                  (c) Notwithstanding the foregoing rules, if after such a forfeiture the Participant or an eligible Beneficiary shall claim the forfeited benefit, the amount forfeited shall be reinstated and paid to the claimant as soon as practical following the claimant's production of reasonable proof of his or her identity and entitlement to the benefit (determined pursuant to the Plan's normal claim review procedures under Sections 9.8 and 9.9).

                  (d) The Committee shall direct the Trustee with respect to the procedures to be followed concerning a missing Participant (or Beneficiary), and the Company shall be obligated to contribute to the Trust Fund any amounts necessary after the application of Section 14.10 to pay any reinstated benefit after it has been forfeited pursuant to the provisions of this Section.

         IN WITNESS WHEREOF, Allergan, Inc. hereby executes this instrument, evidencing the terms of the Allergan, Inc. Pension Plan as restated this 29th day of November, 2001.

ALLERGAN, INC.


By:      /s/ Eric Brandt
         --------------------------
         Eric Brandt
         Corporate Vice President

                                   APPENDIX A

         Actuarial Equivalent shall mean a benefit of equal actuarial value based on the attached factors subject to the following rules:

                  A.1 The actuarial equivalent of a benefit other than a lump sum shall be determined by applying a 7% interest rate and the 1971 GAM Mortality Table -- Males (age set-back 2 years)).

                  A.2 The actuarial equivalent of a contingent benefit option which provides a benefit following a Participant's death to a designated beneficiary shall be determined by the factors set forth in this Appendix A except if the designated beneficiary is not the Participant's surviving spouse. In such case, the actuarial equivalent shall be determined by applying a 7% interest rate and the 1971 GAM Mortality Table -- Males (age set-back 2 years)).

                  A.3 For Plan Years commencing prior to January 1, 1995: For purposes of Section 6.5, Actuarial Equivalent shall mean an amount of equal actuarial value based on the interest rate(s) which would be used (as of the first day of the Plan Year in which falls the annuity starting date) by the Pension Benefit Guaranty Corporation (PBGC) for a trusteed single-employer plan to value a benefit upon termination of an insufficient trusteed single-employer plan and the 1971 GAM Mortality Table -- Males (age set-back 2 years).

                  A.4 For Plan Years commencing after December 31, 1994: For purposes of Section 6.5, Actuarial Equivalent shall mean an amount of equal actuarial value based on the Applicable Mortality Table and the Applicable Interest Rate where:

                  "Applicable Mortality Table" means the 1983 Group Annuity Mortality Table;

         and

                  "Applicable Interest Rate" means the annual interest rate on 30-year Treasury securities as specified by the Commissioner of Internal Revenue for the first full calendar month preceding the Plan Year that contains the annuity starting date.

                            ATTACHMENT TO APPENDIX A
                          OPTIONAL BENEFIT FORM FACTORS
                    (TO BE APPLIED TO STRAIGHT LIFE ANNUITY)


Retiree                     Joint & 50%               Joint & 66 2/3%            Joint & 100%
Age                         Survivor                  Survivor                   Survivor
-------                     -----------               ---------------            ------------
40                          .975                      .960                       .945
41                          .973                      .958                       .942
42                          .971                      .956                       .939
43                          .969                      .954                       .936
44                          .967                      .952                       .933

45                          .965                      .950                       .930
46                          .963                      .948                       .926
47                          .961                      .946                       .922
48                          .959                      .944                       .918
49                          .957                      .942                       .914

50                          .955                      .940                       .910
51                          .953                      .937                       .906
52                          .951                      .934                       .902
53                          .949                      .931                       .898
54                          .947                      .928                       .894

55                          .945                      .925                       .890
56                          .942                      .921                       .885
57                          .939                      .917                       .880
58                          .936                      .913                       .875
59                          .933                      .909                       .870

60                          .930                      .905                       .865
61                          .927                      .901                       .860
62                          .924                      .897                       .855
63                          .921                      .893                       .850
64                          .918                      .889                       .845

65                          .915                      .885                       .840
66                          .911                      .881                       .834
67                          .907                      .877                       .828
68                          .903                      .873                       .822
69                          .899                      .869                       .816

                            ATTACHMENT TO APPENDIX A
                          OPTIONAL BENEFIT FORM FACTORS
                    (TO BE APPLIED TO STRAIGHT LIFE ANNUITY)


Retiree                     Joint & 50%               Joint & 66 2/3%            Joint & 100%
Age                         Survivor                  Survivor                   Survivor
-------                     -----------               ---------------            ------------
70                          .895                      .865                       .810
71                          .892                      .862                       .805
72                          .889                      .859                       .800
73                          .886                      .856                       .795
74                          .883                      .853                       .790

75                          .880                      .850                       .785
76                          .877                      .846                       .781
77                          .874                      .842                       .777
78                          .871                      .838                       .773
79                          .868                      .834                       .769

80                          .865                      .830                       .765

                            ATTACHMENT TO APPENDIX A
                          OPTIONAL BENEFIT FORM FACTORS
                    (TO BE APPLIED TO STRAIGHT LIFE ANNUITY)


                       5-year               10-year              15-year              20-year
Retiree                Certain              Certain              Certain              Certain
Age                    & Life               & Life               & Life               & Life
-------                -------              -------              -------              -------
40                     .999                 .996                 .990                 .983
41                     .999                 .995                 .989                 .981
42                     .999                 .995                 .988                 .979
43                     .999                 .994                 .986                 .976
44                     .998                 .993                 .984                 .973

45                     .998                 .992                 .982                 .970
46                     .998                 .991                 .980                 .967
47                     .997                 .990                 .978                 .963
48                     .997                 .988                 .975                 .959
49                     .997                 .987                 .972                 .954

50                     .996                 .985                 .969                 .950
51                     .996                 .984                 .966                 .945
52                     .995                 .982                 .962                 .939
53                     .995                 .980                 .959                 .933
54                     .994                 .978                 .954                 .926

55                     .993                 .975                 .950                 .919
56                     .993                 .973                 .945                 .911
57                     .992                 .970                 .939                 .902
58                     .991                 .967                 .933                 .893
59                     .990                 .963                 .926                 .883

60                     .989                 .959                 .918                 .872
61                     .987                 .954                 .909                 .860
62                     .986                 .949                 .899                 .847
63                     .984                 .943                 .889                 .833
64                     .982                 .937                 .877                 .818

65                     .980                 .929                 .865                 .802
66                     .977                 .921                 .851                 .785
67                     .974                 .911                 .836                 .768
68                     .971                 .901                 .821                 .749
69                     .967                 .890                 .804                 .730

                            ATTACHMENT TO APPENDIX A
                          OPTIONAL BENEFIT FORM FACTORS
                    (TO BE APPLIED TO STRAIGHT LIFE ANNUITY)


                       5-year               10-year              15-year              20-year
Retiree                Certain              Certain              Certain              Certain
Age                    & Life               & Life               & Life               & Life
-------                -------              -------              -------              -------
70                     .962                 .878                 .787                 .711
71                     .957                 .865                 .769                 .691
72                     .952                 .851                 .750                 .671
73                     .946                 .837                 .731                 .651
74                     .940                 .822                 .711                 .631

75                     .934                 .806                 .691                 .610
76                     .927                 .789                 .671                 .590

                                   APPENDIX B


         B.1 For purposes of Section 4.3(b) of the Plan, the Accrued Benefit of a Participant shall be equal to one-twelfth (1/12) of the difference between:

                   (a) the sum of:

                           (i) 1.7% of his or her Average Earnings multiplied by
                  the number of his or her Benefit Years to a maximum of 35 Benefit Years; plus

                           (ii) 0.5% of his or her Average Earnings for each
                  Benefit Year in excess of 35 Benefit Years; and

                   (b) 1.43% of the Participant's Primary Social Security Benefit multiplied by the number of his or her Benefit Years to a maximum of 35 Benefit Years.

         Notwithstanding the foregoing, the Accrued Benefit of a Participant who is considered a highly compensated employee in 1989 within the meaning of Code
Section 414(q)(1)(A) or (B) is limited to the Participant's Accrued Benefit under the SKB Plan as of the Spin-Off Date. The Accrued Benefit of a Participant who is considered a highly compensated employee in 1990 within the meaning of Code Section 414(q)(1)(A) or (B), and is not considered a highly compensated employee in 1989 within the meaning of Code Section 414(q)(1)(A) or (B) is limited to the Participant's Accrued Benefit as of December 31, 1989.

         B.2 The level income option offered as an optional form of benefit under Section 6.4(b) of the Plan, provides a monthly pension payable as a Single Life Annuity or under a contingent beneficiary option. For purposes of this paragraph, the Single Life Annuity or, if a contingent beneficiary option is elected, the monthly amount payable to a Participant as reduced for the contingent beneficiary option shall be referred to as the Participant's Life Pension. In order to recognize the increased benefits payable until age 62 (the "Temporary Pension"), the Participant's Life Pension is reduced. The Temporary Pension shall end on the earlier of the Participant's death or his or her attainment of age 62. If a contingent beneficiary option is elected and the Participant dies, then 100%, 66 2/3% or 50% (as previously elected by the Participant) of the Participant's Life Pension as determined prior to the adjustment for the Temporary Pension shall be payable for the lifetime of his or her designated beneficiary.

                             SERVICE EFFECTIVE DATES

Benefit Years and Vesting Years include service with the following Affiliated Companies (or their predecessors) effective on the dates shown:


                                                               Vesting                            Benefit
                                                               Service                            Service
                                                              Effective                          Effective
                                                                 Date                               Date
                                                              ---------                          ---------
  Allergan America                                            At hire                            04/11/80
  Allergan Corporate                                          At hire                            At hire*
  Allergan Humphrey                                           02/07/80                           01/01/87
  Allergan International                                      At hire                            At hire*
  Allergan Medical Optics                                     At hire                            04/30/86
  Allergan Medical Optics-Ioptex                              At hire                            09/08/94
  Allergan Medical Optics-Lenoir                              At hire                            03/01/92
    (Departments 120-130)
  Allergan Medical Optics-Puerto Rico                         At hire                            04/30/86
  Allergan Optical Inc.                                       At hire                            11/13/87
    (formerly International Hydron Corporation)
  Allergan Optical Puerto Rico, Inc.                          At hire                            11/13/87
  Allergan Optical                                            At hire                            At hire*
  Allergan Pharmaceuticals                                    At hire                            At hire*
  Allergan Phoenix                                            At hire                            12/01/95
  Allergan Puerto Rico, Inc.                                  At hire                            04/11/80
  (formerly Allergan Caribbean)
  Allergan Surgical                                           At hire                            At hire*
  (formerly Innovative Surgical Products)
  Herbert Labs                                                At hire                            At hire*
  Herald Pharmacal                                            At hire                            08/03/95
  Optical Micro Systems, Inc.                                 At hire                            01/27/95



* If employment terminated between April 11, 1980 and January 1, 1986, the effective date for Benefit Service shall be April 11, 1980.